UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

HERITAGE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Avenue, NW

Washington, D.C. 20036

Date of fiscal year end: October 31

Date of reporting period: April 30

Item 1. Reports to Shareholders

Heritage Series Trust

Semiannual Report

May 18, 2005

Dear Valued Shareholders:

With the first half of the fiscal year ended, it is a pleasure to report to you on the Heritage Series Trust–Diversified Growth Fund (the “Fund”)(a). For the six-month period ended April 30, 2005, the Fund’s Class A shares’ return(b) of +2.33% trailed the Fund’s benchmark index, the Russell Midcap Growth Index(c), which returned +4.07%. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please bear in mind that past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

During the first half of the fiscal year, the Fund’s worst performing stocks included Martek Biosciences, Doral Financial, Columbia Sportswear, Ambac Financial Group and Vishay Intertechnology. Martek Biosciences develops and sells products derived from microalgae and other microbes. Martek surprised investors when it lowered guidance revenue estimates for the year. As it turned out, several of Martek’s major customers have been hoarding inventories of Martek’s products, so they do not need to order as much in the second half of the year. We viewed this as a significant blunder by the company’s management and sold the stock. Doral Financial is a mortgage banker whose business is primarily in Puerto Rico. Investors have become concerned that Doral is being too aggressive with the assumptions it uses in valuing its interest-only portfolios, which could lead to earnings revisions. It is impossible to know how this will play out, so we sold the stock. Columbia Sportswear Co. manufactures and distributes active outdoor apparel and footwear. The company experienced weakness in revenues from its outerwear products last fall as winter weather arrived late in the season. Retailers have responded by lowering orders for next fall. Our long-term outlook for the company remains positive. Ambac Financial Group provides financial guarantee products and other financial services to clients in both the public and private sectors. Company management significantly lowered its revenue growth forecast, due to declining international transactions and increasing competition. We sold the stock. Vishay Intertechnology manufactures and supplies electronic components. Vishay has been struggling with decreased demand and lower pricing. However, the company’s restructuring efforts should improve its long-term profitability.

The Fund’s top contributing stocks included Patterson-UTI Energy, Nextel Partners, Station Casinos, ResMed and Caremark Rx. Patterson-UTI Energy provides pressure pumping services to oil and natural gas operators. Patterson continues to benefit from strength in oil prices. U.S. land drilling activity is at peak levels, and prices have firmed. Nextel Partners provides fully integrated, wireless digital communications services in mid-sized and rural markets. Profitability continues to expand, as the company builds scale and older markets mature. Station Casinos, a gaming and entertainment company, has continued to have strong long-term operating fundamentals in its Las Vegas properties. Station has been one of the top operators in the casino industry in same-store sales growth and unit growth opportunities. Las Vegas’ population growth continues to be a key driver in revenue growth for Station due to its high appeal to local gamblers. ResMed develops, manufactures and distributes

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

medical equipment for diagnosing and treating sleep-disordered breathing. The company has grown revenues and margins, benefiting from an under-penetrated obstructive sleep apnea market. Caremark provides pharmacy benefit management services. Caremark continues to benefit from favorable industry trends led by mail-order and generic pharmaceuticals.

The most notable sector in terms of positive relative performance was consumer discretionary, particularly casinos & gambling and commercial services stocks. The most significant lagging sector on a relative contribution basis was financial services, where the Fund significantly underperformed the Index. Within the sector, our worst-performing picks were in the financial information services and non-New York banking industries.

Over the six-month period, we slightly added to the Fund’s producer durables and health care weightings. We decreased our weighting in financial services. During the six-month period, our average cash position was 5.2%. We typically hold some cash, usually less than 10%, in order to have immediate purchasing power when adding new positions.

We continue to remind you that investments in small- and mid-cap companies generally involve greater risk than large-capitalization companies, due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. As of the end of this reporting period, our weighted average market capitalization was $5.9 billion, compared to $7.1 billion in the Russell Midcap Growth Index. In addition, the Fund invests in growth and technology companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. Technology companies are at risk because the rapid pace of technological development, products, and services produced by them may become obsolete or have relatively short product cycles. As a result, the Fund’s returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,

Bert Boksen
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager
Heritage Diversified Growth Fund

Heritage Series Trust—Diversified Growth Fund

Investment Portfolio

April 30, 2005

(unaudited)

Shares		Value

Common Stocks—93.0% (a)
Aerospace/Defense—0.7%
18,600	Alliant Techsystems Inc.*	$1,286,748

Apparel—1.7%
73,100	Columbia Sportswear Company*	3,143,300

Biotechnology—4.8%
69,800	Celgene Corporation*	2,646,118
64,400	Charles River Laboratories International, Inc.*	3,050,628
46,000	Invitrogen Corporation*	3,370,420

		9,067,166

Commercial Services—3.5%
96,675	ChoicePoint Inc.*	3,815,762
68,300	Weight Watchers International Inc.*	2,851,525

		6,667,287

Computers—3.6%
71,925	Diebold, Inc.	3,479,012
118,600	FactSet Research Systems Inc.	3,292,336

		6,771,348

Electronics—3.1%
259,800	Vishay Intertechnology, Inc.*	2,777,262
79,300	Waters Corporation*	3,142,659

		5,919,921

Entertainment—4.8%
370,800	GTECH Holdings Corporation	9,073,476

Financial Services—3.7%
375,775	Ameritrade Holding Corporation*	3,938,122
55,800	T. Rowe Price Group, Inc.	3,078,486

		7,016,608

Healthcare Products—13.1%
28,700	C.R. Bard, Inc.	2,042,579
81,000	Henry Schein, Inc.*	3,038,310
69,000	Inamed Corporation*	4,197,960
39,625	Kinetic Concepts, Inc.*	2,434,956
98,900	ResMed Inc.*	6,141,690
99,125	Stryker Corporation	4,812,519
28,450	The Cooper Companies, Inc.	1,921,798

		24,589,812

Healthcare Services—2.1%
48,200	Lincare Holdings Inc.*	2,057,176
31,800	Pacificare Health Systems, Inc.*	1,900,368

		3,957,544

Shares		Value

Common Stocks (continued)
Internet—4.4%
142,450	Check Point Software Technologies Ltd.*	2,984,328
244,100	IAC/InterActiveCorp*	5,306,734

		8,291,062

Leisure Time—2.9%
36,725	Carnival Corporation	1,795,118
88,000	Royal Caribbean Cruises Ltd.	3,697,760

		5,492,878

Lodging—6.7%
85,800	Harrah’s Entertainment, Inc.	5,630,196
107,075	Station Casinos, Inc.	6,909,550

		12,539,746

Logic Semiconductors—7.7%
274,200	Altera Corporation*	5,684,166
185,575	ATI Technologies Inc.*	2,746,510
73,300	NVIDIA Corporation*	1,608,202
134,000	QLogic Corporation*	4,454,160

		14,493,038

Oil & Gas—6.3%
84,400	Nabors Industries Ltd.*	4,546,628
195,175	Patterson-UTI Energy, Inc.	4,678,345
101,575	Rowan Companies, Inc.	2,694,785

		11,919,758

Oil & Gas Services—1.0%
39,200	BJ Services Company	1,911,000

Pharmaceuticals—2.6%
120,800	Caremark Rx, Inc.*	4,838,040

Retail—3.5%
79,875	Michaels Stores, Inc.	2,651,850
131,100	The Cheesecake Factory Inc.*	4,023,459

		6,675,309

Semiconductor Equipment—0.7%
84,400	ASML Holding N.V.*	1,222,956

Software—5.3%
80,700	Avid Technology, Inc.*	3,995,457
191,000	Citrix Systems, Inc.*	4,297,500
42,975	Intuit Inc.*	1,731,892

		10,024,849

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Diversified Growth Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Telecommunications—9.6%
121,700	Amdocs Ltd.*	$3,250,607
232,000	Comverse Technology, Inc.*	5,287,280
13,654	Enterasys Networks, Inc.*	9,831
245,300	Nextel Partners, Inc., Class “A”*	5,769,456
125,550	Scientific-Atlanta, Inc.	3,839,319

		18,156,493

Television, Cable & Radio—1.2%
84,275	XM Satellite Radio Holdings Inc., Class “A”*	2,337,788

Total Common Stocks (cost $152,039,410)		175,396,127

Repurchase Agreement—4.4% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 29, 2005 @ 2.72% to be repurchased at $8,287,878 on May 2, 2005, collateralized by $8,455,000 United States Treasury Notes, 2.0% due August 31, 2005, (market value $8,455,488 including interest) (cost $8,286,000)		8,286,000

Total Investment Portfolio (cost $160,325,410) (b), 97.4% (a)		183,682,127
Other Assets and Liabilities, net, 2.6% (a)		4,839,183

Net Assets, 100.0%		$188,521,310

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $23,356,717 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $27,408,658 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $4,051,941.

Beginning with the Diversified Growth Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

May 18, 2005

Dear Valued Shareholders:

The Heritage Series Trust–Growth Equity Fund (the “Fund”)(a) Class A shares produced a return(b) of -0.44% during the six-month period ended April 30th, 2005. The Fund’s benchmark index, the Standard & Poor’s 500 Composite Stock Price Index(c), returned +3.29% and the Russell 1000 Growth Index(c) returned +1.14% for the same period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please bear in mind that past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

Market Overview

After a brief post-election, the equity market rally started to lose steam as investors began to focus on the macro-economic environment and anticipate the actions of the Federal Open Market Committee (FOMC) on short-term interest rates. The real U.S. Gross Domestic Product (“GDP”) growth rate slowed from 3.8% in the fourth quarter of 2004 to a rate of 3.1% in the first calendar quarter of 2005. The real GDP growth in Euroland during the first quarter of 2005 was anemic and domestic demand also was weak. At the same time, global investors began to pay more attention to the structural issues associated with the global macro-economic environment.

Discussions on the sustainability of U.S. trade and current account deficits, along with the peg of the Chinese Yuan to the U.S. Dollar, took center stage. The market also was concerned that foreigners’ appetite for U.S. Dollar-denominated assets would wane and that could trigger inflation. At the same time, the FOMC decided to adopt a measured pace of interest rate hikes. This decision by the FOMC was bolstered by the ideology that robust productivity gains would help fuel an economic recovery, while containing longer-term inflation expectations.

Higher oil prices were perceived to be a continued drag on consumer sentiment and a possible catalyst for higher inflation. However, the market was comforted by the fact that inflation did not manifest itself in a material fashion during this period. On the job front, the news had been mixed, with the weekly initial jobless claims number struggling to get below the psychological 300,000 number. However, unemployment rates have declined over this period from a high of 5.5% in October to a low of 5.2% in April. The job creation capacity of the economy, as measured by payroll enrollment into the non-farm sector of the economy, has begun to show momentum in recent months.

This six-month reporting period was marked by a theme of increased risk aversion among investors. Defensive sectors, such as utilities, energy, health care and consumer staples, outperformed economically sensitive sectors such as consumer discretionary, technology and financial services.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

Portfolio Review

At the sector level, the Fund’s performance was negatively affected by the consumer staples, producer durables, technology and health care sectors. Financial services, consumer discretionary, energy, transportation and utility positively contributed to the performance of the Fund.

Security selection in the financial services sector was the main driver behind the positive contribution. Underweight positions relative to the Fund’s benchmark index in outperforming stocks, such as CheckFree Corporation, Citigroup, Goldman Sachs Group Inc., and Fiserv, coupled with an underweight position in the underperforming stocks, such as Fannie Mae, helped the performance of the portfolio.

The consumer discretionary sector’s out performance was also driven by strong security selection. Overweight positions relative to the Fund’s benchmark index in outperforming names, such as Tempur-Pedic International Inc., IAC/Interactive, Harrah’s Entertaintment Inc., Google Inc. and Walt Disney Co., added value to the portfolio. These gains more than offset the underweight positions in underperforming securities, such as eBay Inc., Target Corp. and Wal-Mart Stores Inc.

Underweight allocations to the outperforming defensive sectors, such as consumer staples and health care, hurt the Fund’s relative performance to its benchmark index. However, strong stock selection within the health care sector helped to mitigate the magnitude of the negative contribution from the underweight sector position. Caremark Rx Inc., Aetna Inc. and Allergan Inc. added value, while Boston Scientific detracted value. Furthermore, underweight positions in United Health Group and Johnson & Johnson negatively impacted the Fund’s relative performance to its benchmark index. On the consumer staples front, the positive contribution came from an overweight position in Coca-Cola Company, while negative contribution arose from an underweight position in Procter & Gamble Company and not owning some good performers, such as PepsiCo Inc. and Walgreen & Co.

At the stock level, the stocks that negatively impacted the portfolio included Avaya Inc., eBay Inc., McDonald’s Corp., Pfizer, Wal-Mart, Biogen Idec., and Boston Scientific Corp. The stocks that positively contributed the most performance to the fund included Caremark Rx Inc., Tempur-Pedic International Inc., National Semiconductor Corp., IAC/InterActiveCorp, and Aetna Inc.

The Fund’s participation in the IPO market was limited to small positions in Foundation Coal Holdings, Inc. and International Securities Exchange, Inc. The positive contribution from these two stocks was negligible during the above mentioned period.

Please bear in mind that the Fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock and general market and economic conditions. In addition the Fund invests in growth and technology companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. Technology companies are at risk because the rapid pace of technological development, products, and services produced by them may become obsolete or have relatively short product cycles. As a result, the Fund’s returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies. Please refer to the Fund’s prospectus for more information about these and other risks. Looking forward, we continue to position the Fund with a bias toward an economic recovery. Thank you for your continued support.

Sincerely,

Ashi Parikh
Senior Managing Director
Eagle Asset Management, Inc.
Portfolio Manager
Heritage Growth Equity Fund

Heritage Series Trust—Growth Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

Shares		Value

Common Stocks—100.2% (a)
Aerospace/Defense—3.2%
30,200	Boeing Company	$1,797,504
25,900	United Technologies Corporation	2,634,548

		4,432,052

Analog Semiconductors—1.7%
63,550	Maxim Integrated Products, Inc.	2,376,770

Beverages—4.8%
24,000	Anheuser-Busch Companies, Inc.	1,124,880
126,450	The Coca-Cola Company	5,492,988

		6,617,868

Biotechnology—0.5%
12,350	Genzyme Corporation*	723,834

Communication Semiconductors—1.8%
82,900	Broadcom Corporation, Class “A”*	2,479,539

Computers—6.3%
193,400	Dell, Inc.*	6,736,122
28,250	Research In Motion Ltd.*	1,819,582

		8,555,704

Cosmetics/Personal Care—1.9%
46,700	Procter & Gamble Company	2,528,805

Diversified Manufacturer—1.8%
69,450	General Electric Company	2,514,090

Electrical Components & Equipment—1.9%
41,500	Emerson Electric Company	2,600,805

Electronics—1.5%
155,150	Symbol Technologies, Inc.	2,074,356

Financial Services—7.3%
51,350	American Express Company	2,706,145
82,433	Citigroup Inc.	3,871,054
31,150	Goldman Sachs Group, Inc.	3,326,508

		9,903,707

Healthcare Products—6.9%
93,350	Boston Scientific Corporation*	2,761,293
9,300	Cyberonics, Inc.*	350,517
75,000	Johnson & Johnson	5,147,250
14,600	Zimmer Holdings, Inc.*	1,188,732

		9,447,792

Shares		Value

Common Stocks (continued)
Healthcare Services—1.8%
25,700	UnitedHealth Group Inc.	2,428,907

Insurance—1.5%
40,600	American International Group, Inc.	2,064,510

Internet—4.9%
44,000	Agile Software Corporation*	289,080
44,900	eBay Inc.*	1,424,677
7,850	Google Inc., Class “A”*	1,727,000
41,300	MatrixOne, Inc.*	176,351
40,750	VeriSign, Inc.*	1,078,245
58,600	Yahoo! Inc.*	2,022,286

		6,717,639

Lodging—2.7%
56,200	Harrah’s Entertainment, Inc.	3,687,844

Logic Semiconductors—5.2%
46,050	Altera Corporation*	954,617
200,750	Intel Corporation	4,721,640
55,750	Texas Instruments Inc.	1,391,520

		7,067,777

Multimedia—3.3%
149,250	News Corporation, Class “A”	2,280,540
132,700	Time Warner Inc.*	2,230,687

		4,511,227

Oil & Gas—1.1%
47,450	ENSCO International Inc.	1,546,870

Oil & Gas Services—1.9%
61,500	Halliburton Company	2,557,785

Pharmaceuticals—10.5%
86,200	Caremark Rx, Inc.*	3,452,310
43,300	Eli Lilly & Company	2,531,751
29,750	Gilead Sciences, Inc.*	1,103,725
156,720	Pfizer, Inc.	4,258,082
29,500	Rigel Pharmaceuticals, Inc.*	505,925
91,600	Schering-Plough Corporation	1,911,692
15,800	Teva Pharmaceutical Industries Ltd., Sponsored ADR	493,592

		14,257,077

Retail—11.5%
74,550	Home Depot, Inc.	2,636,834
194,250	McDonald’s Corporation	5,693,468
62,150	Target Corporation	2,883,760
93,500	Wal-Mart Stores, Inc.	4,407,590

		15,621,652

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Semiconductor Equipment—2.9%
163,400	Applied Materials, Inc.	$2,429,758
177,050	Entegris, Inc.*	1,524,400

		3,954,158

Software—6.5%
17,000	First Data Corporation	646,510
37,850	Fiserv, Inc.*	1,601,055
264,150	Microsoft Corporation	6,682,995

		8,930,560

Telecommunications—5.6%
344,850	Avaya Inc.*	2,993,298
5,752	Enterasys Networks, Inc.*	4,141
73,500	Nextel Partners, Inc., Class “A”*	1,728,720
81,550	QUALCOMM, Inc.	2,845,279

		7,571,438

Transportation—1.2%
19,300	FedEx Corporation	1,639,535

Total Common Stocks (cost $135,765,276)		136,812,301

Value

Repurchase Agreement—0.3% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 29, 2005 @ 2.72% to be repurchased at $359,081 on May 2, 2005, collateralized by $370,000 United States Treasury Notes, 2.0% due August 31, 2005, (market value $370,021 including interest) (cost $359,000)	359,000

Total Investment Portfolio (cost $136,124,276) (b), 100.5% (a)	137,171,301
Other Assets and Liabilities, net, (0.5%) (a)	(692,528)

Net Assets, 100.0%	$136,478,773

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $1,047,025 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $12,305,823 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $11,258,798.

ADR—American Depository Receipt.

Beginning with the Growth Equity Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

May 13, 2005

Dear Valued Shareholders:

For the six-month period ended April 30, 2005, the Heritage Series Trust–International Equity Fund (the “Fund”)(a) Class A shares provided a total return(b) of +9.20% versus the Fund’s benchmark return, the Morgan Stanley Capital International EAFE Index(c), which returned +8.71% for the same period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please bear in mind that past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

During this period, our allocation to emerging European markets positively contributed to our performance. Interest in this region has been driven by expectations of increasing integration with Western Europe. However, in the run-up to a May 29th referendum in France on the proposed European Constitution, hostility to further European expansion has become a rallying issue for anti-EU factions. It is far from clear how this will ultimately impact these economies. We continue to view the emerging European countries as having attractive fundamentals and so are retaining our positions in these markets. Top performers within the emerging European markets included Turkiye Garanti Bankasi AS, Turkiye Is Bankasi AS (Turkey), OTP Bank (Hungary), SNP Petrom SA (Romania) and Romanian Bank for Development (a subsidiary of Societe Generale).

Our underweight to the Japanese market supported results, although positions held in Japanese financials were disappointing. We have been building positions there in anticipation of margin improvements as restructuring continues. However, concerns over the outlook for the Japanese economy undermined stocks over the period. Detracting from results was an underweight to the United Kingdom which performed well over the period. Positions held in Russia, particularly JSFC Sistema, Yukos and Gazprom, performed poorly over the period. Within the Australian market, stock selection negatively impacted results. Shares of BHP Billiton and Newcrest Mining were particularly weak. They are part of an underweight to materials, a sector we recognize to be particularly volatile, which hurt performance at a time when commodity prices were pushed higher by hedge funds and other speculators.

From a sector perspective our overweight to energy supported the strategy. We observe that production growth has failed to keep up with demand. Existing oil fields are depleted, while reserve replacement has been weak. Median production growth in 2004 was negative 3.8%, while consumption was up last year by 3.4%. We anticipate that supply-demand imbalances will keep oil prices high with further pressure on prices coming from China and India. Our underweight within information technology had a positive impact on performance. We have long had concerns over this sector from a valuation perspective amid an environment of slowing earnings momentum and a change in accounting standards related to stock options. Stock selection within health care also was positive. We have recently been increasing our weighting to European health care stocks, which we believe are attractively valued following a long period of relative underperformance.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

We expect that international equity markets will remain under pressure, given relatively high valuations, even after recent declines, and uncertainty over the direction of economic growth and interest rates. We remain defensively positioned and focused on stocks of companies with strong cash flows and balance sheets, which we believe will be more resilient in the difficult business environment that seems to lie ahead.

The Fund seeks capital appreciation principally through investment in a portfolio of international equity securities. Because the Fund is invested in emerging markets, it is important to reiterate that there are risks of greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures. Conversely, we also feel that a balanced portfolio should contain some international exposure. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,

Richard C. Pell	Rudolph-Riad Younes, CFA
Senior Vice President	Senior Vice President
Chief Investment Officer	Head of International Equities
Julius Baer Investment Management LLC	Julius Baer Investment Management LLC
Portfolio Manager	Portfolio Manager
Heritage International Equity Fund	Heritage International Equity Fund

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

Shares		Value

Common Stocks—89.2% (a)
Australia—2.7%
8,969	Amcor Ltd.	$45,644
50,206	AMP Ltd.	265,622
89,606	BHP Billiton Ltd.	1,137,190
12,815	Brambles Industries Ltd.	78,978
43,850	Newcrest Mining Ltd.	512,728
21,593	Patrick Corporation, Ltd	92,526
13,486	Rio Tinto Ltd.	440,081
21,218	Southcorp Ltd.	70,588

		2,643,357

Austria—2.8%
7,875	Bank Austria Creditanstalt AG	729,979
8,753	Erste Bank der Oesterreichischen Sparkassen AG	426,317
2,492	Flughafen Wien AG	162,140
1,419	OMV AG	438,737
10,027	Raiffeisen International Bank Holding AG*	518,135
13,018	Telekom Austria AG	250,872
4,925	Wienerberger AG	209,409

		2,735,589

Belgium—1.4%
2,078	Almancora Comm.VA	180,102
2,633	Belgacom SA	101,224
9,669	Fortis	270,191
10,843	KBC Groupe SA	861,237

		1,412,754

Canada—1.2%
33,918	Bema Gold Corporation*	69,355
4,955	Canadian Natural Resources Ltd.	246,005
789	Centerra Gold Inc.*	11,927
19,106	Eldorado Gold Corporation*	45,604
4,223	EnCana Corporation	270,613
4,718	Ivanhoe Mines Ltd.*	32,546
2,437	Petro-Canada	135,457
2,124	Talisman Energy Inc.	64,167
4,742	Teck Cominco Ltd., Class “B”	153,369
8,724	Telesystem International Wireless Inc.*	133,913

		1,162,956

China—0.3%
102,000	Beijing Capital International Airport, Class “H”	35,641
21,600	Shenzhen Chiwan Wharf Holdings Ltd., Class “B”	52,928
114,999	Weiqiao Textile Company, Class “H”	151,724

Shares		Value

Common Stocks (continued)
China (continued)
51,789	Wumart Stores, Inc.	82,107

		322,400

Cyprus—0.1%
12,230	Bank of Cyprus Public Company Ltd.*	48,355

Czech—1.3%
11,800	Cesky Telecom AS	222,050
7,914	CEZ AS	135,919
7,366	Komercni Banka, AS	937,051

		1,295,020

Denmark—1.0%
1,200	Bryggerigruppen A/S	92,804
1,075	Chr. Hansen Holding A/S, Class “B”	173,303
12,376	Danske Bank A/S	363,964
1,233	Kobenhavns Lufthavne	276,623
3,600	Vestas Wind Systems A/S	45,702

		952,396

Finland—0.9%
5,230	Fortum Oyj	79,523
2,050	KCI Konecranes Oyj	80,773
3,703	Neste Oil Oyj*	83,034
29,119	Nokia Oyj	466,082
3,150	Stockmann Oyj Abp, “B” Shares	105,858
5,300	UPM—Kymmene Corporation	105,935

		921,205

France—9.0%
1,306	Accor SA	60,000
267	Air Liquide	47,949
31,688	Alcatel SA*	342,413
4,138	Altran Technologies SA	33,912
1,590	Atos Origin SA*	96,489
2,864	Autoroutes du Sud de la France	148,394
3,391	AXA Societe Anonyme	85,027
7,629	BNP Paribas	505,408
9,579	Bouygues	383,215
8,531	Carrefour SA	415,951
2,166	Cie. de Saint-Gobain SA	122,884
4,772	France Telecom SA	140,841
575	Gecina SA	65,570
3,374	Générale de Santé	70,671
455	Groupe Steria SCA	17,313
17,532	Havas SA	111,807
2,418	JC Decaux SA*	64,161

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
France (continued)
1,343	Lafarge SA	$122,691
10,188	LVMH Moet Hennessy Louis Vuitton SA	722,932
3,056	Pernod-Ricard	464,983
1,296	Pinault-Printemps-Redoute SA	128,118
1,770	Publicis Groupe SA	50,849
1,339	Renault SA	112,669
15,255	Sanofi-Aventis SA	1,356,174
681	Societe des Autoroutes Paris-Rhine-Rhone-SAPRR	37,533
7,541	Societe Television Francaise 1	214,731
8,516	Suez SA	233,901
4,827	Thales SA	196,698
8,022	Total SA	1,790,848
5,583	Veolia Environnement	211,728
2,262	Vinci SA*	341,290
4,836	Vivendi Universal SA	145,256

		8,842,406

Germany—7.1%
1,419	Adidas-Salomon AG	221,294
3,698	Allianz AG	447,546
4,319	BASF AG	284,091
8,701	Bayerische Hypo—und Vereinsbank AG	207,824
2,221	Bilfinger Berger AG	104,345
19,987	Commerzbank AG	440,031
1,351	Continental AG	99,977
4,085	Deutsche Bank AG	332,744
3,662	Deutsche Post AG	86,248
17,670	Deutsche Telekom AG	335,218
10,926	E.ON AG	929,662
12,396	Fraport AG Frankfurt Airport Services Worldwide	501,979
1,284	Freenet.de AG	28,869
832	Fresenius Medical Care AG	67,123
1,841	Henkel KGaA	151,292
3,196	Hypo Real Estate Holding AG	133,376
4,173	IVG Immobilien AG	72,236
9,559	KarstadtQuelle AG	92,616
734	Linde AG	48,774
7,166	MAN AG	302,797
7,170	Metro AG	379,868
3,821	Muenchener Rueckversicherungs AG	421,754
2,342	Premiere AG*	90,251
407	Puma AG Rudolf Dassler Sport	94,168
6,295	RWE AG	377,345
10,288	Siemens AG	759,094

		7,010,522

Shares		Value

Common Stocks (continued)
Greece—0.2%
7,265	Hellenic Telecommunications Organization SA	136,275
1,697	National Bank of Greece SA	57,091

		193,366

Hong Kong—0.2%
44,000	China Merchants Holdings (International) Company Ltd. Limited	85,931
66,000	Clear Media Ltd.*	59,271
97,996	Texwinca Holdings Ltd.	81,793

		226,995

Hungary—1.8%
1,502	Egis Rt.	118,745
509	Gedeon Richter Rt.	62,100
66,769	Magyar Telekom Rt.	295,045
1,017	Mol Magyar Olaj-Es Gazipari Rt.	83,978
38,905	OTP Bank Rt.	1,200,313

		1,760,181

Indonesia—0.3%
483,524	Bank Mandiri Persero Tbk PT	81,057
287,000	Indofood Sukses Makmur Tbk PT	30,621
309,556	P.T. Telekomunikasi Indonesia Tbk.	139,188
44,743	Semen Gresik Persero Tbk PT	73,948

		324,814

Ireland—0.2%
10,350	Celtic Resources Holdings PLC*	82,047
2,548	DePfa Bank PLC	39,409
59,888	Dragon Oil PLC*	103,237

		224,693

Italy—5.7%
8,342	Assicurazioni Generali SPA	257,443
1,846	Autostrada Torino-Milano SPA	37,873
3,423	Banca Antonveneta SPA	114,919
101,766	Banca Intesa SPA (convertible)	487,847
91,470	Banca Intesa SPA	397,115
68,630	Banca Monte dei Paschi di Siena SPA	241,643
51,384	Banca Nazionale del Lavoro SPA*	162,488
1,024	Banca Popolare dellEmilia Romagna SCARL	54,202
31,412	Banca Popolare di Milano	299,165
3,612	Banca Popolare di Sondrio	55,585
14,028	Banche Popolari Unite SCARL	297,967

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Italy (continued)
76,276	Beni Stabili SPA	$77,974
5,868	Buzzi Unicem SPA	85,179
89,929	Capitalia SPA	483,425
114,836	Cassa di Risparmio di Firenze SPA	295,389
27,689	Credito Emiliano SPA	318,617
31,501	Enel SPA	299,987
14,267	ENI SPA	360,158
10,763	Mediaset SPA	140,316
15,314	Mediobanca SPA	252,757
9,462	Saipem SPA	118,996
24,834	Sanpaolo IMI SPA	369,169
3,235	Societa Iniziative Autostradali e Servizi SPA	45,231
23,507	Telecom Italia SPA	80,010
49,230	UniCredito Italiano SPA	276,688

		5,610,143

Japan—13.3%
610	Acom Company Ltd.	39,288
2,868	Aeon Credit Service Company Ltd.	189,830
525	Aiful Corporation	38,885
3,200	Aisin Seiki Company Ltd	69,392
8,000	Asahi Glass Company, Ltd	88,800
4,017	Astellas Pharma Inc.	145,738
6,000	Bridgestone Corporation	115,294
11,873	Canon Inc.	618,765
5,800	Casio Computer Company Ltd.	79,317
11,217	Credit Saison Company, Ltd.	383,089
6,000	Dai Nippon Printing Co., Ltd.	96,358
4,000	Daihatsu Motor Company Ltd.	31,963
11,012	Denso Corporation	261,122
34	East Japan Railway Company	177,264
2,000	Exedy Corp.	33,544
6,266	Fuji Photo Film Company, Ltd.	207,107
61	Fuji Television Network Inc.	128,922
5,300	Hitachi Capital Corporation	100,642
14,751	Hitachi Ltd.	86,730
13,109	Honda Motor Company, Ltd.	632,116
2,400	Ibiden Company Ltd.	51,237
1,500	Ito En, Ltd.	73,669
2,697	Ito-Yokado Company, Ltd	93,079
63	Japan Tobacco Inc.	812,925
15,546	Kao Corporation	360,360
18,474	Koito Manufacturing Company, Ltd.	181,594
900	Kyocera Corporation	65,743
54,846	Matsushita Electric Industrial Company Ltd.	803,829
90	Mitsubishi Tokyo Financial Group Inc.	779,408

Shares		Value

Common Stocks (continued)
Japan (continued)
104	Mizuho Financial Group Inc.	489,212
1,100	Nidec Corporation	129,391
15,844	Nikko Cordial Corporation	74,049
18	Nippon Telegraph and Telephone Corporation	75,554
25,261	Nissan Motor Company Ltd.	249,075
2,700	Nissin Food Products Co., Ltd.	71,766
4,200	Nitto Denko Corporation	229,489
26,521	Nomura Holdings Inc.	338,064
112	NTT DoCoMo, Inc.	173,766
300	ORIX Corporation	40,806
4,000	Ricoh Company, Ltd.	63,772
12,416	Sanyo Electric Company Ltd.	36,045
2,000	Secom Co., Ltd.	79,856
6,217	Sharp Corporation	97,019
5,700	Shin-Etsu Chemical Co., Ltd.	210,556
26,813	Shiseido Company, Ltd.	342,070
644	SMC Corporation	67,782
9,486	Sony Corporation	350,903
11,000	Sumitomo Heavy Industries Ltd.	44,538
63	Sumitomo Mitsui Financial Group	407,434
4,300	Takeda Pharmaceutical Company Ltd.	209,669
1,920	Takefuji Corporation	121,860
1,200	TDK Corporation	83,751
2,900	Terumo Corporation	86,172
7,000	The Bank of Fukuoka, Ltd.	42,511
22,000	The Bank of Yokohama Ltd*	126,050
6,000	The Chiba Bank, Ltd.	36,976
9,000	The Joyo Bank, Ltd.	45,221
44,022	The Seiyu Ltd.*	72,691
20,065	The Sumitomo Trust & Banking Company, Ltd.	125,385
19,400	Tokyo Broadcasting System Inc.	369,455
7,000	Toppan Printing Company Ltd.	76,459
31,232	Toyota Motor Corporation	1,135,489
3,258	Uni-Charm Corporation	145,899
6,100	Yamaha Motor Co., Ltd.	106,747

		13,101,492

Luxembourg—0.2%
3,856	Millicom International Cellular SA*	68,675
2,232	SBS Broadcasting SA*	102,895

		171,570

Mexico—0.7%
1,700	America Movil SA de CV, Series “L”, Sponsored ADR	84,405
8,430	Consorcio ARA SA de CV	25,935

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Mexico (continued)
23,496	Fomento Economico Mexicano SA de CV	$119,769
2,300	Grupo Aeroportuario Del Surest, SA de CV, Sponsored ADR	67,988
54,040	Grupo Financiero Banorte SA de CV	348,110
17,535	Grupo Financiero Inbursa SA	36,228
9,434	Urbi, Desarrollos Urbanos, SA de CV*	45,961

		728,396

Netherlands—1.9%
13,631	ABN AMRO Holding NV	331,815
19,896	Aegon NV	250,406
700	Efes Breweries International NV, 144A, Sponsored GDR*	22,050
7,052	Heineken NV	224,830
1,802	Koninklijke Numico NV	74,844
6,929	Koninklijke Philips Electronics NV	172,555
3,992	Royal Dutch Petroleum Company	233,875
2,207	TNT NV	60,151
7,750	Unilever NV	500,732

		1,871,258

New Zealand—0.1%
93,060	Auckland International Airport, Ltd.	136,035

Norway—2.0%
25,000	Acta Holding ASA	45,226
5,869	DNB Holding ASA	56,235
8,626	Norsk Hydro ASA	690,386
3,900	Orkla ASA	131,292
3,924	Smedvig ASA, “A” Shares	69,024
46,645	Statoil ASA	822,918
7,331	Telenor ASA	61,502
1,400	TGS-NOPEC Geophysical Company ASA*	38,036
16,400	Tomra Systems ASA	60,482

		1,975,101

Philippines—0.2%
282,000	Ayala Corporation	35,958
37,400	Bank of the Philippine Islands	33,272
1,910	Globe Telecom Inc.	28,600
3,100	Philippine Long Distance Telephone, Sponsored ADR	79,887

		177,717

Shares		Value

Common Stocks (continued)
Poland—3.9%
6,718	Agora SA	121,741
1,555	Bank BPH	222,504
50,987	Bank Millenium SA	44,546
22,102	Bank Pekao SA	872,980
11,770	Bank Zachodni WBK SA	326,755
8,720	Budimex SA*	125,088
8,398	CCC SA*	35,246
3,570	Cersanit Krasnystaw SA*	111,160
2,836	Grupa Kety SA	90,724
3,447	Inter Cars SA	35,046
1,360	Inter Groclin Auto SA	39,220
5,063	Orbis SA	36,545
2,798	Polska Grupa Farmaceutyczna SA	43,606
48,600	Polski Koncern Miesny DUDA SA	158,628
5,254	Polski Koncern Naftowy ORLEN S.A.	72,846
155,563	Powszechna Kasa Oszczednosci Bank Polski SA	1,189,010
899	STOMIL SANOK SA	30,690
57,651	Telekomunikacja Polska SA	320,497

		3,876,832

Portugal—0.4%
70,895	Banco Comercial Portugues SA	191,483
38,531	Electricidade de Portugal SA	104,738
4,412	Jeronimo Martins	67,826
3,133	Portugal Telecom SGPS SA	34,629

		398,676

Romania—1.0%
442,750	Impact	97,460
635,500	Rolast Pitesti*	24,745
157,037	Romanian Bank for Development SA	247,493
4,681,803	SNP Petrom SA	526,831
372,000	Socep Constanta	34,481

		931,010

Russia—2.2%
10,000	JSC MMC Norilsk Nickel, Sponsored ADR	555,000
6,601	LUKOIL, Sponsored ADR	894,436
1,825	Moscow City Telephone, Sponsored ADR	26,098
1,169	North-West Telecom, Sponsored ADR	35,655
7,595	OAO Gazprom, Sponsored ADR	256,331
1,843	Sibirtelecom, Sponsored ADR	80,650

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Russia (continued)
15,066	Uralsvyazinform, Sponsored ADR	$108,475
19,240	VolgaTelecom, Sponsored ADR	128,138
6,143	Wimm-Bill-Dann Foods, Sponsored ADR*	106,458

		2,191,241

South Africa—0.3%
27,409	Nedbank Group Ltd.	339,032

South Korea—0.7%
1,575	Samsung Electronics Company, Ltd	720,341

Spain—1.4%
2,957	Actividades de Construcciones y Servicios SA	72,384
8,032	Altadis, SA	341,670
11,731	Cintra Concesiones de Infraestructuras de Transporte, SA	126,483
6,591	Fadesa Inmobiliaria SA	149,925
1,408	Gas Natural SDG, SA	40,265
4,482	Grupo Empresarial ENCE SA	125,457
4,245	Grupo Ferrovial SA	242,666
5,341	Inditex SA	159,113
7,168	Promotora de Informaciones, SA	137,244

		1,395,207

Sweden—4.4%
2,953	Autoliv Inc., Sponsored SDR	131,390
6,600	Capio AB	102,497
4,744	ELEKTA AB, Class “B”*	166,981
16,900	ForeningsSparbanken AB	398,631
23,634	Getinge AB	340,703
1,000	Lindex AB	43,778
6,150	Modern Times Group AB, Class “ B”*	190,779
2,144	Nobia AB	34,468
91,500	Nordea Bank AB	873,233
38,186	Skandia Forsakrings AB	181,559
37,800	Skandinaviska Enskilda Banken AB	670,291
57,062	Skanska AB, “B” Shares	688,830
2,100	Svenska Cellulosa AB, Class “B”	73,505
14,797	Svenska Handelsbanken, “A” Shares	334,562
19,146	Telefonaktiebolaget LM Ericsson, “B” Shares	56,878
7,000	TeliaSonera AB	37,017

		4,325,102

Shares		Value

Common Stocks (continued)
Switzerland—5.7%
59	BKW FMB Energie AG	34,356
11,329	Credit Suisse Group	478,802
10,415	Holcim Ltd.	635,270
4,411	Nestle SA	1,165,810
18,068	Novartis AG	883,228
14,766	Roche Holding AG	1,794,219
55	SGS SA	37,399
3,495	The Swatch Group AG, Class “ B”	451,020
1,152	UBS AG	92,516
132	Unique Zurich Airport*	19,465

		5,592,085

Turkey—3.1%
120,306	Akbank TAS	580,797
11,362	Aygaz AS	21,933
17,941	Cimsa Cimento Sanayi VE Tica	56,359
188,969	Dogan Sirketler Grubu Holdings AS	401,577
8,478	Dogus Otomotiv Servis ve Ticaret	20,445
158,896	Haci Omer Sabanci Holding AS	463,521
17,455	Hurriyet Gazetecilik ve Matbaacilik, AS	31,235
5,920	Is Finansal Kiralama AS*	18,119
90,636	KOC Holding AS	336,886
7,265	Migros Turk TAS	50,371
5,926	Turkcell Iletisim Hizmet AS	36,655
148,598	Turkiye Garanti Bankasi AS*	531,248
85,203	Turkiye Is Bankasi AS, Class “C”	433,228
11,849	Yapi ve Kredi Bankasi AS*	43,274

		3,025,648

U.S.A.—0.2%
11,256	News Corporation, Class “B”	179,196

Ukraine—0.1%
3,570	Centrenergo, Sponsored ADR*	28,988
58	Ukrnafta, Sponsored ADR	10,415
9,912	Ukrtelecom, Sponsored GDR	68,506

		107,909

United Kingdom—11.1%
10,051	Allied Domecq PLC	132,124
4,409	Anglo American PLC	98,319
20,566	Associated British Ports Holdings PLC	181,693
11,005	BAA PLC	122,367
28,501	Barclays PLC	294,673
40,170	BG Group PLC	312,304
164,808	BP PLC	1,683,770

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
United Kingdom (continued)
3,386	British Land Company PLC	$53,127
12,783	British Sky Broadcasting PLC	132,962
10,093	Burberry Group PLC	69,750
20,661	Cadbury Schweppes PLC	208,270
28,890	Compass Group PLC	129,706
46,503	Diageo PLC	690,801
6,007	Exel PLC	94,929
1,797	Forth Ports PLC	43,866
37,973	GlaxoSmithKline PLC	961,458
19,098	Highland Gold Mining Ltd	68,097
16,429	Hilton Group PLC	86,280
15,514	Imperial Tobacco Group PLC	445,590
7,242	National Grid Transco PLC	71,382
7,734	Pearson PLC	94,311
12,941	Peter Hambro Mining PLC*	142,277
29,939	Prudential PLC	270,494
8,708	Rank Group PLC	43,421
13,502	Reckitt Benckiser PLC	439,602
9,753	Reed Elsevier PLC	95,810
6,504	Royal Bank of Scotland Group PLC	196,833
6,224	Scottish & Southern Energy PLC	112,094
66,287	Shell Transport & Trading Company, PLC	596,865
20,188	Smith & Nephew PLC	208,562
96,049	Tesco PLC	568,500
50,204	The Peninsular and Oriental Steam Navigation Company	258,570
686,359	Vodafone Group PLC	1,798,435
5,913	William Hill PLC	61,259
12,922	WPP Group PLC	140,803

		10,909,304

Venezuela—0.1%
5,534	Cia Anonima Nacional Telefonos de Venezuela (CANTV), Sponsored ADR	105,921

Total Common Stocks (cost $80,551,038)		87,946,225

Preferred Stocks—0.6% (a)
Germany—0.5%
1,024	Henkel KGaA	88,618
21,766	ProsiebenSat.1 Media AG	375,414
591	Rhoen-Klinikum AG	39,380

		503,412

Poland—0.1%
6,301	Sniezka SA	52,091

Total Preferred Stocks (cost $557,309)		555,503

Shares		Value

Warrants—1.7% (a)
India—0.3%
48,819	Calyon Financial Products Ltd., /Bharti Televentures, 12/17/09	232,031
7,756	Merrill Lynch Intl & Co., / Bharti Televentures, 04/03/06, 144A	36,863

		268,894

Russia—1.4%
2,046	UBS AG,/Sberbank RF, 01/26/06, 144A,	1,336,038

Total Warrants (cost $1,411,519)		1,604,932

Investment Companies—0.5% (a)
Australia—0.4%
92,828	Macquarie Airports	244,216
46,996	Macquarie Infrastructure Assets Trust, “B” shares	134,300

		378,516

Romania—0.1%
71,000	SIF 1 Banat Crisana Arad	29,868
77,000	SIF 2 Moldova Bacau	28,704
29,000	SIF 3 Transilvania Brasov	13,432
53,500	SIF 4 Muntenia Bucuresti*	15,256
41,000	SIF 5 Oltenia Craiova	18,238

		105,498

Total Investment Companies (cost $465,339)		484,014

Government Issued Securities—0.2% (a) (b)
Bulgaria—0.0%
20,144	Republic of Bulgaria/Bulgaria Compensation Notes	9,113
13,665	Republic of Bulgaria/Bulgaria Housing Notes	6,120
20,024	Republic of Bulgaria/Bulgaria Registered Compensation Vouchers	9,047

		24,280

Principal Amount		Value
Venezuela—0.2%
$153,000	Republic of Venezuela, 9.0%, 9/15/24	150,782

Total Government Issued Securities (cost $181,732)		175,062

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Value
Total Investment Portfolio excluding repurchase agreement (cost $83,166,937)	$90,765,736

Repurchase Agreement—1.4% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 29, 2005 @ 2.72% to be repurchased at $1,370,311 on May 2, 2005, collateralized by $1,320,000 United States Treasury Notes, 7.0% due July 15, 2006, (market value $1,400,893 including interest) (cost $1,370,000)	1,370,000

Total Investment Portfolio (cost $84,536,937) (c), 93.6% (a)	92,135,736
Other Assets and Liabilities, net, 6.4% (a)	6,296,221

Net Assets, 100.0%	$98,431,957

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	U.S. dollar denominated.
(c)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $7,598,799 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $9,986,194 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,387,395.

ADR—American	Depository Receipt.
GDR—Global	Depository Receipt.
SDR—Swedish	Depository Receipt.

Open Forward Foreign Currency Contracts

Contract To Deliver		In Exchange For		Delivery Date	Unrealized Appreciation (Depreciation)
USD	73,044	GBP	38,293	05/04/05	$160
TRY	778,768	USD	549,900	06/24/05	141
CZK	6,510,167	USD	282,400	06/27/05	6,253
PLN	1,753,600	USD	548,000	06/27/05	20,300
TRY	655,246	USD	466,500	06/27/05	4,433
HUF	52,716,164	USD	273,900	06/29/05	6,142
USD	677,438	TRY	942,195	06/30/05	(13,729)
TRY	1,411,006	USD	981,500	06/30/05	(12,454)
HUF	50,722,740	USD	261,000	07/08/05	3,618
PLN	799,651	USD	248,000	07/08/05	7,517
HUF	128,551,694	USD	663,700	07/21/05	12,284
PLN	6,965,277	USD	2,146,300	07/21/05	53,114
CZK	12,175,000	USD	542,558	08/31/05	24,643
TRY	472,152	USD	326,000	10/07/05	4,526
CZK	1,249,225	USD	54,000	10/11/05	751
TRY	2,001,917	USD	1,371,700	10/20/05	14,706
USD	389,477	CZK	9,027,681	10/21/05	(4,478)
CZK	18,255,072	USD	792,100	10/21/05	13,585

Net Unrealized Appreciation					$141,512

CZK—Czech Koruna

GBP—Great Britain Pound

HUF—Hungarian Forint

PLN—Polish Zloty

TRY—New Turkish Lira

USD—United States Dollar

Beginning with the International Equity Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Industry Diversification	Value	% of Net Assets
Advertising	$426,890	0.4%
Aerospace/Defense	196,698	0.2%
Agriculture	1,600,185	1.6%
Apparel	420,458	0.4%
Auto Manufacturers	2,161,311	2.2%
Auto Parts & Equipment	962,222	1.0%
Banks	23,178,151	23.5%
Beverages	1,891,618	1.9%
Building Materials	1,505,700	1.5%
Chemicals	848,921	0.9%
Commercial Services	859,403	0.9%
Computers	197,553	0.2%
Cosmetics/Personal Care	848,329	0.9%
Distribution/Wholesale	56,978	0.1%
Diversified Manufacturer	759,094	0.8%
Electric	2,173,994	2.2%
Electrical Components & Equipment	1,065,153	1.1%
Electronics	369,392	0.4%
Engineering & Construction	3,460,204	3.5%
Entertainment	147,540	0.1%
Environmental Control	60,482	0.1%
Financial Services	4,346,388	4.4%
Food	4,104,241	4.2%
Food Service	129,706	0.1%
Forest Products & Paper	304,897	0.3%
Gas	40,265	0.0%
Government Obligations & Agencies	175,062	0.2%
Hand/Machine Tools	277,946	0.3%
Healthcare Products	802,418	0.8%
Healthcare Services	279,671	0.3%
Home Builders	45,961	0.0%
Home Furnishings	1,189,200	1.2%
Household Products	679,512	0.7%
Insurance	2,179,851	2.2%
Internet	28,869	0.0%
Investment Companies	484,014	0.5%
Leisure Time	106,747	0.1%
Lodging	96,544	0.1%
Machinery	347,335	0.4%
Mining	3,439,265	3.5%
Miscellaneous Manufacturer	207,107	0.2%
Multimedia	925,462	0.9%
Office/Business Equipment	682,536	0.7%
Oil & Gas	9,677,210	9.8%
Oil & Gas Services	226,056	0.2%
Packaging & Containers	45,644	0.0%
Pharmaceuticals	5,574,937	5.7%
Printing & Publishing	248,784	0.3%
Real Estate	379,196	0.4%
REITS	65,570	0.1%
Retail	1,248,824	1.3%
Telecommunications	6,321,969	6.4%
Television, Cable & Radio	1,376,271	1.4%
Textiles	233,517	0.2%
Transportation	858,855	0.9%
Water	445,630	0.5%

Total Investments	$90,765,736	92.2%

The accompanying notes are an integral part of the financial statements.

May 23, 2005

Dear Valued Shareholders:

For the six-month period ended April 30, 2005, the Heritage Series Trust–Mid Cap Stock Fund (the “Fund”)(a) Class A shares returned(b) +2.28%, trailing the S&P Midcap 400 Index (the “S&P 400 Index” or “Index”)(c), the Fund’s benchmark index, which was up +5.74% during the same reporting period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

When we have mediocre performance such as we have had in the past six months, we often ask ourselves whether it is due to systematic factors or errors that we have made. For the past six-month period, this question is difficult for us to answer. There has been a marked preference for larger mid-cap stocks, with mid-cap indices outperforming smaller cap indices by as much as 7% for the six-month period ended April 30, 2005. Fortunately, our recent increase in market capitalization in the Fund puts us in the same general size range as the major mid-cap indices. So size does not appear to explain any big performance shortfall. The market has shown a preference for value stocks with commodities, utilities and REITS being relative winners, and the relevant value indices outperforming the growth indices by 4% to 5% for the six-month period ended April 30, 2005. Since we are not generally active in these above mentioned industries and our valuation work indicates that many of these sectors are overvalued, the small hit to performance we experienced from being absent in these areas and having a slight growth tilt does not bother us. We think that the current market environment is difficult for active managers in that, except for a few defensive areas (REITS, utilities), valuation disparities between sectors are few and far between. Yes, we have made mistakes and some are outlined below, but we continue to believe that the most exploitable anomalies are hard to find. The largest exploitable anomaly lines up with our current style: stable, free high cash flow growth stocks. In a rush to garner operating leverage that comes with an economic recovery, investors have, to some extent, ignored the cash flow generation of these companies.

Top contributing sectors for the period included health care, telecommunication services and industrials. The health care sector was a significant source of positive contribution to returns for both the Fund and the Index. We benefited from being slightly overweight to the Index and having strong stock selection in health care equipment and supplies. Our top performing stocks in the industry included Edwards Lifesciences, ResMed and Beckman Coulter. In telecommunication services, we benefited from strong stock selection in the wireless space, including Western Wireless, Nextel Partners and NII Holdings. The Fund also benefited from strong stock selection within the industrials sector, particularly Republic Services, Ametek and HNI Corp.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

From a sector standpoint, meaningful detractors during the period were energy and consumer discretionary. Due to the continued strength in oil prices throughout the reporting period, energy was one of the top contributing sectors in the S&P 400 Index, and our slight underweight to the Index hurt relative performance. Additionally, as we own higher quality names less leveraged to energy prices, the returns of each of our holdings lagged the average energy stock in the benchmark. Nevertheless, the sector did provide positive absolute performance and we were pleased by the returns of several of our energy holdings, particularly Newfield Exploration, XTO and Unit. In the consumer discretionary sector, our overweight and underperformance of the hotels and leisure group caused some of our lag, with disappointing returns from International Game Technology and Royal Caribbean. In addition, the Fund was underweight and underperformed in household durables. Our lone holding in the space, Mohawk Industries, had negative returns during the period. Our relative performance also suffered from a lack of exposure to the utilities sector. Utilities constituted approximately 6.9% of the S&P 400 Index, with returns that outpaced the Index.

The Fund’s worst performing stocks during the reporting period included Tektronix, Intuit and Ambac Financial. Tektronix makes and services test, measurement and monitoring solutions. Higher research and development expenses have temporarily constrained near-term operating margins. While the demand climate has slowed, we believe the company’s core businesses are in good shape and its growth rate should be sustained by its communications test segment. Intuit Inc. provides small-business tax preparation and personal finance software products and services. Early in the tax season, the company released disappointing shipment data. We became concerned as historical growth drivers have begun to slow as top products, like Quicken, have matured. We sold the stock. Ambac Financial Group provides financial guarantee products and other financial services to clients in both the public and private sectors. Company management significantly lowered its revenue growth forecast due to declining international transactions and increasing competition. We believe Ambac’s ability to boost margins through high-value transactions will allow the company to maintain its industry leading return on equity.

Top contributing stocks for the six-months ended April 30, 2005 included Edwards Lifesciences, Western Wireless and Advance Auto Parts. Edwards Lifesciences is a global provider of products and technologies that are designed to treat advanced cardiovascular disease. Edwards’ increased focus on efficiency and higher-margin products has driven gross margin improvement. The company has strong operating cash flow, and it is improving its balance sheet. Western Wireless Corp. provides rural wireless communications services in the U.S. We believe rural markets provide growth opportunities greater than those that exist in more densely populated urban areas because these markets typically have lower current penetration rates and less competition. We purchased the stock with the thesis that it is a likely takeover candidate due to its attractive growth prospects. In January, our thesis proved correct when Alltel announced it would be acquiring Western Wireless. Following the news and the accompanying rise in the company’s stock price, we sold our position. Advance Auto Parts primarily operates in the U.S. automotive aftermarket industry. The company has improved same-store sales and steadily increased revenues from its commercial business.

As a closing thought, we would like to highlight the various opportunities we see across the market cap spectrum. We continue to find somewhat better values in the larger stocks in our universe. As a consequence, the Fund’s weighted-average market cap is slightly higher than that of the S&P 400 Index. While we continue to search for the best mid-cap opportunities regardless of size, a move into slightly larger mid-cap stocks may prove beneficial to shareholders in the current environment.

We would like to continue to remind you that investments in mid-cap companies generally involve greater risks than large-capitalization companies, due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We strongly recommend that you review the Fund’s prospectus and become aware of the risks involved with your investment. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,

Todd L. McCallister
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager
Heritage Mid Cap Stock Fund

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

April 30, 2005

(unaudited)

Shares		Value

Common Stocks—99.3% (a)
Advertising—1.0%
109,800	Getty Images, Inc.*	$7,856,190

Analog Semiconductors—1.4%
319,500	Linear Technology Corporation	11,418,930

Biotechnology—1.8%
214,100	Charles River Laboratories International, Inc.*	10,141,917
58,400	Invitrogen Corporation*	4,278,968

		14,420,885

Building Materials—1.9%
345,220	Rinker Group Ltd., Sponsored ADR	15,500,378

Chemicals—2.5%
119,500	Ashland Inc.	8,035,180
257,600	Praxair, Inc.	12,063,408

		20,098,588

Commercial Services—5.4%
62,100	Corporate Executive Board Company	4,081,833
359,300	Education Management Corporation*	10,060,400
260,700	Equifax, Inc.	8,772,555
390,600	Interactive Data Corporation*	7,831,530
319,400	Manpower Inc.	12,312,870

		43,059,188

Computers—2.5%
254,900	DST Systems, Inc.*	11,572,460
212,400	Kronos Inc.*	8,294,220

		19,866,680

Cosmetics/Personal Care—2.6%
219,300	Alberto-Culver Company	9,758,850
284,700	The Estee Lauder Companies Inc., Class “A”	10,935,327

		20,694,177

Distribution/Wholesale—1.0%
146,400	CDW Corporation	8,006,616

Diversified Manufacturer—3.0%
314,600	Danaher Corporation	15,928,198
108,100	ESCO Technologies Inc.*	7,925,892

		23,854,090

Shares		Value

Common Stocks (continued)
Electrical Components & Equipment—2.2%
464,600	AMETEK, Inc.	17,594,402

Electronics—3.8%
508,000	Amphenol Corporation, Class “A”	20,035,520
360,300	Tektronix, Inc.	7,804,098
290,200	Vishay Intertechnology, Inc.*	3,102,238

		30,941,856

Engineering & Construction—1.4%
487,000	Chicago Bridge & Iron Company N.V.	10,899,060

Entertainment—3.3%
325,215	DreamWorks Animation SKG, Inc.*	12,195,562
593,000	GTECH Holdings Corporation	14,510,710

		26,706,272

Environmental Control—2.2%
518,900	Republic Services, Inc.	17,953,940

Financial Services—3.9%
181,900	Affiliated Managers Group, Inc.*	11,374,207
54,010	BlackRock, Inc.	4,048,590
57,900	Chicago Mercantile Exchange Holdings Inc.	11,320,608
179,400	Eaton Vance Corporation	4,203,342

		30,946,747

Forest Products & Paper—1.4%
366,600	Neenah Paper, Inc.	11,030,994

Healthcare Products—9.1%
121,900	Beckman Coulter, Inc.	8,131,949
191,100	C.R. Bard, Inc.	13,600,587
140,300	Dade Behring Holdings, Inc.	8,652,301
191,300	Edwards Lifesciences Corporation*	8,424,852
98,400	Kinetic Concepts, Inc.*	6,046,680
178,700	ResMed Inc.*	11,097,270
141,400	Respironics, Inc.*	8,935,066
239,100	Varian Medical Systems, Inc.*	8,067,234

		72,955,939

Healthcare Services—2.3%
118,500	Coventry Health Care, Inc.*	8,108,955
249,300	Lincare Holdings Inc.*	10,640,124

		18,749,079

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Household Products—1.0%
116,345	The Scotts Miracle-Gro Company, Class “A”*	$8,423,378

Insurance—7.5%
207,300	AMBAC Financial Group, Inc.	13,858,005
219,800	Brown & Brown, Inc.	9,616,250
32,200	Markel Corporation*	11,047,820
411,600	Primus Guaranty, Ltd.*	4,692,240
240,300	Protective Life Corporation	9,189,072
175,500	RenaissanceRe Holdings Ltd.	7,857,135
47,700	Stancorp Financial Group, Inc.	3,650,004

		59,910,526

Leisure Time—1.4%
274,500	Royal Caribbean Cruises Ltd.	11,534,490

Lodging—1.7%
247,400	Gaylord Entertainment Company*	9,896,000
64,800	Kerzner International Ltd.*	3,569,832

		13,465,832

Logic Semiconductors—1.6%
446,900	Microchip Technology Inc.	12,727,712

Machinery—2.4%
219,100	IDEX Corporation	8,161,475
231,900	Zebra Technologies Corporation, Class “A”*	11,075,544

		19,237,019

Memory & Commodity Semiconductors—0.5%
93,200	International Rectifier Corporation*	3,964,728

Office Furnishings—1.1%
173,200	HNI Corporation	8,774,312

Oil & Gas—2.4%
142,300	Newfield Exploration Company*	10,107,569
142,900	Noble Energy, Inc.	9,162,748

		19,270,317

Oil & Gas Services—1.9%
492,900	FMC Technologies, Inc.*	14,949,657

Pharmaceuticals—1.3%
317,000	Hospira, Inc.*	10,635,350

Shares		Value

Common Stocks (continued)
Pipelines—0.5%
116,600	Western Gas Resources, Inc.	3,895,606

Printing & Publishing—1.3%
459,800	Dex Media, Inc.	10,069,620

Retail—3.6%
185,300	Advance Auto Parts, Inc.*	9,885,755
203,000	Regis Corporation	7,253,190
387,100	Tiffany & Co.	11,671,065

		28,810,010

Savings & Loans—1.5%
930,200	NewAlliance Bancshares, Inc.	12,185,620

Software—2.7%
567,067	Activision, Inc.*	8,199,784
61,000	Global Payments Inc.	3,950,360
293,500	SEI Investments Company	9,629,735

		21,779,879

Telecommunications—8.4%
1,078,400	Alamosa Holdings, Inc.*	14,008,416
398,200	Amdocs Ltd.*	10,635,922
182,000	NII Holdings, Inc.*	9,112,740
166,400	Plantronics, Inc.	5,239,936
466,370	Scientific-Atlanta, Inc.	14,261,595
467,000	TELUS Corporation	13,930,610

		67,189,219

Television, Cable & Radio—3.0%
302,800	Cablevision Systems Corporation, Class “A”*	7,857,660
271,200	EchoStar Communications Corporation, Class “A”	7,851,240
281,900	Rogers Communications Inc., Class “B”	8,107,444

		23,816,344

Textiles—1.1%
118,700	Mohawk Industries, Inc.*	9,236,047

Transportation—1.7%
205,200	Expeditors International of Washington, Inc.	10,077,372
121,400	Norfolk Southern Corporation	3,811,960

		13,889,332

Total Common Stocks (cost $743,766,220)		796,319,009

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Value

Repurchase Agreement—2.4% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 29, 2005 @ 2.72% to be repurchased at $19,446,407 on May 2, 2005, collateralized by $19,835,000 United States Treasury Notes, 2.0% due August 31, 2005, (market value $19,836,145 including interest) (cost $19,442,000)	$19,442,000

Total Investment Portfolio (cost $763,208,220) (b), 101.7% (a)	815,761,009
Other Assets and Liabilities, net, (1.7%) (a)	(13,925,825)

Net Assets, 100.0%	$801,835,184

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $52,552,789 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $71,342,363 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $18,789,574.

ADR—American Depository Receipt.

Beginning with the Mid Cap Stock Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

May 26, 2005

Dear Valued Shareholders:

We are pleased to present and discuss with you the performance of the Heritage Series Trust–Small Cap Stock Fund (the “Fund”)(a) for the six-month period ended April 30, 2005. During this first half of the fiscal year the Fund’s Class A shares returned(b) -1.89%, underperforming the Fund’s benchmark index, the Russell 2000 Index(c), which returned -0.15%. The Fund performed about in-line with the Russell 2000 Growth Index(c), down -1.98%. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

As a bottom-up stock picking firm, Awad Asset Management, managed by James Awad, one of the Fund’s two portfolio managers, seeks to find growing companies selling at a value investor price during both the good and challenging periods. Mr. Awad attempts to participate during good periods and protect capital during difficult periods.

Eagle Asset Management and Bert Boksen, the Fund’s other portfolio manager, believes the best long-term investment opportunities are those that exhibit characteristics of rapid growth at reasonable prices. Mr. Boksen believes a focused bottom-up approach to stock picking is the most consistent, repeatable long-term methodology and that there is no substitute for fundamental analysis.

During this six-month reporting period, top contributing stocks for the Fund included Aleris International, Horizon Health Corp., Patterson-UTI Energy and Respironics. Aleris International, formerly IMCO Recycling before its merger with Commonwealth Industries in December of 2004, is a recycler of aluminum and zinc. Aleris boosted profit expectations for the first quarter of 2005 due to pricing strength and expanding margins in their rolled products segment, as well as productivity initiatives associated with the merger. Aluminum and zinc’s price strength continues to drive the stock’s performance. Horizon Health provides behavioral health and physical rehabilitation services. Horizon is focusing on building out its core clinical expertise as an owner/operator as its primary source of future growth. Growing demand in behavioral health care and expanding mental health parity laws are offering steady demand and improving pricing. Patterson-UTI Energy provides pressure pumping services to oil and natural gas operators. Patterson continues to benefit from strength in oil prices. U.S. land drilling activity is at peak levels, and prices have firmed. Respironics, Inc. develops, manufactures and markets medical devices used primarily for the treatment of patients suffering from sleep and respiratory disorders. Sleep therapy sales growth is improving better than anticipated, and the company continues to increase gross margins. Other top contributing securities include Constellation Brands, Adesa Inc., Energy Partners Ltd. and Capital Crossing.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

Detractors from the Fund’s performance included Martek Biosciences and Medicis Pharmaceuticals. Martek Biosciences develops and sells products derived from microalgae and other microbes. Martek surprised investors when it lowered its revenue guidance for the year. Several of Martek’s major customers have been hoarding inventories of Martek’s products and, accordingly, do not need to order as much in the second half of the year. We viewed this as a significant blunder by the company’s management and sold the stock. Medicis Pharmaceuticals is a specialty pharmaceutical company that focuses primarily in developing and marketing drugs for the treatment of dermatologic conditions. The company is facing increasing competition from both generic drug manufacturers and new products. The company recently announced it will be acquiring Inamed Corp., a surgical and medical device company that develops, makes and markets products for plastic and reconstructive surgery. We believe the combined entity will likely be considered one of the most powerful global companies focused on aesthetics. Other negative contributors to the Fund’s performance were Axcelis Technologies, SIRVA, CommScope, StarTek, Spartech Corp. and NCO Group.

Over the six-month period, the Fund added slightly to its position in energy and materials & processing holdings, as well as decreased its consumer discretionary and financials exposure.

We would like to remind you again that investments in small- and mid-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We strongly recommend that you review the Fund’s prospectus and become aware of the risks involved with your investment. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,	Sincerely,

Bert Boksen Managing Director Eagle Asset Management, Inc. Portfolio Co-Manager Heritage Small Cap Stock Fund	James D. Awad Chairman Awad Asset Management, Inc. Portfolio Co-Manager Heritage Small Cap Stock Fund

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

April 30, 2005

(unaudited)

Shares		Value

Common Stocks—90.9% (a)
Agriculture—1.0%
123,800	Delta & Pine Land Company	$3,119,760

Banks—0.9%
88,000	Capital Crossing Bank*	2,845,920

Beverages—1.0%
59,500	Constellation Brands, Inc., Class “A”*	3,136,245

Biotechnology—2.8%
10,000	Bio-Rad Laboratories, Inc., Class “A”*	483,400
147,200	Charles River Laboratories International, Inc.*	6,972,864
193,900	deCODE genetics, Inc.*	1,047,060

		8,503,324

Building Materials—1.4%
217,000	Lennox International Inc.	4,242,350

Commercial Services—5.1%
239,900	ADESA, Inc.	5,803,181
62,200	Corrections Corporation of America*	2,354,270
239,000	Interactive Data Corporation*	4,791,950
136,000	NCO Group, Inc.*	2,533,680
1,000	StarTek, Inc.	14,550

		15,497,631

Computers—1.9%
118,062	FactSet Research Systems Inc.	3,277,401
174,500	RadiSys Corporation*	2,443,000

		5,720,401

Distribution/Wholesale—2.4%
25,000	ScanSource, Inc.*	1,156,250
68,200	SCP Pool Corporation	2,221,956
108,500	Tech Data Corporation*	3,963,505

		7,341,711

Diversified Manufacturer—3.2%
48,500	Actuant Corporation, Class “A”*	2,065,615
66,300	Applied Films Corporation*	1,585,233
170,000	Federal Signal Corporation	2,385,100
395,000	Jacuzzi Brands, Inc.*	3,574,750

		9,610,698

Electrical Components & Equipment—0.9%
177,200	General Cable Corporation*	2,152,980
24,000	Littelfuse, Inc.*	646,560

		2,799,540

Shares		Value

Common Stocks (continued)
Electronics—1.6%
53,000	Benchmark Electronics, Inc.*	1,433,120
27,400	Gentex Corporation	889,404
42,100	OYO Geospace Corporation*	782,639
209,300	TTM Technologies, Inc.*	1,885,793

		4,990,956

Energy-Alternative Sources—0.2%
23,125	Headwaters Inc.*	739,306

Engineering & Construction—1.8%
173,000	URS Corporation*	5,319,750

Entertainment—2.7%
148,900	Alliance Gaming Corporation*	1,697,460
266,900	Lions Gate Entertainment Corporation*	2,578,254
62,800	Nevada Gold & Casinos, Inc.*	784,372
127,100	Shuffle Master, Inc.*	3,201,649

		8,261,735

Environmental Control—3.9%
203,300	Aleris International Inc.,*	4,362,818
124,705	Duratek, Inc.*	2,889,415
132,462	Waste Connections Inc.*	4,665,312

		11,917,545

Healthcare Products—5.5%
186,850	American Medical Systems Holdings, Inc.*	3,262,401
42,400	Arrow International, Inc.	1,405,136
63,200	DJ Orthopedics, Inc.*	1,589,480
42,500	INAMED Corporation*	2,585,700
67,400	Respironics, Inc.*	4,259,006
46,200	The Cooper Companies, Inc.	3,120,810
25,300	Thoratec Corporation*	327,635

		16,550,168

Healthcare Services—2.3%
72,600	American Healthways, Inc.*	2,711,610
47,100	Centene Corporation*	1,311,735
70,800	Horizon Health Corporation*	2,901,384

		6,924,729

Home Builders—0.9%
284,000	Champion Enterprises, Inc.*	2,680,960

Home Furnishings—2.5%
173,200	Tempur-Pedic International Inc.*	3,306,388
266,425	Universal Electronics, Inc.*	4,366,706

		7,673,094

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Insurance—3.6%
37,200	Philadelphia Consolidated Holding Corporation*	$2,790,000
62,715	Primus Guaranty, Ltd.*	714,951
428,000	Quanta Capital Holdings Ltd.*	3,424,000
114,500	The PMI Group, Inc.	4,025,820

		10,954,771

Internet—1.9%
265,000	1-800-FLOWERS.COM, Inc.*	1,775,500
72,600	eCollege.com*	808,764
199,300	Internet Capital Group, Inc.*	1,098,143
92,050	Radware Ltd.*	2,013,134

		5,695,541

Investment Companies—1.2%
226,000	MCG Capital Corporation	3,487,180

Leisure Time—0.0%
20,300	Orange 21 Inc.*	129,514

Machinery—2.0%
335,800	UNOVA, Inc.*	5,963,808

Memory & Commodity Semiconductors—0.9%
266,000	Integrated Device Technology, Inc.*	2,846,200

Metal Fabricate/Hardware—1.3%
93,000	Kaydon Corporation	2,551,920
45,875	NS Group, Inc.*	1,319,365

		3,871,285

Oil & Gas—6.6%
160,000	Comstock Resources, Inc.*	4,048,000
120,000	Energy Partners, Ltd.*	2,743,200
236,800	Patterson-UTI Energy, Inc.	5,676,096
112,100	Swift Energy Company*	2,951,593
117,025	Unit Corporation*	4,489,079

		19,907,968

Oil & Gas Services—1.0%
55,900	Maverick Tube Corporation*	1,626,131
54,100	Tetra Technologies, Inc.*	1,462,323

		3,088,454

Pharmaceuticals—2.4%
74,700	Dendreon Corporation*	345,114
161,100	KV Pharmaceutical Company, Class “A”*	3,769,740

Shares		Value

Common Stocks (continued)
Pharmaceuticals (continued)
49,600	Medicis Pharmaceutical, Class “A”	1,393,760
84,250	NBTY, Inc.*	1,796,210

		7,304,824

Printing & Publishing—1.9%
158,200	John Wiley & Sons, Inc., Class “A”	5,720,512

REITS—3.0%
405,000	Aames Investment Corporation	3,422,250
105,000	Crescent Real Estate Equities Company	1,764,000
266,500	Highland Hospitality Corporation	2,795,585
60,000	Saxon Capital, Inc.	1,032,000

		9,013,835

Retail—8.1%
136,500	Brinker International Inc.*	4,613,700
119,425	Build-A-Bear Workshop, Inc.*	3,201,784
100,900	Cabela’s Inc.*	2,010,937
64,000	Cash America International, Inc.	950,400
100,200	CBRL Group, Inc.	3,860,706
135,900	Genesco Inc.*	3,496,707
105,600	Stage Stores Inc.*	3,993,792
85,500	United Auto Group Inc.	2,423,070

		24,551,096

Savings & Loans—0.8%
26,500	BankAtlantic Bancorp, Inc.	452,090
117,000	Commercial Capital Bancorp, Inc.	1,847,430

		2,299,520

Semiconductor Equipment—0.7%
345,000	Axcelis Technologies, Inc.*	2,142,450

Software—8.6%
89,300	Altiris, Inc.*	1,454,697
91,950	ANSYS, Inc.*	2,798,958
460,600	Datastream Systems, Inc.*	2,694,510
275,900	Dendrite International, Inc.*	4,254,378
161,525	Eclipsys Corporation*	2,182,203
48,100	Global Payments Inc.	3,114,956
368,000	infoUSA Inc.*	4,040,640
225,000	MoneyGram International, Inc.	4,365,000
131,075	Netsmart Technologies Inc.*	1,263,563

		26,168,905

Telecommunications—4.0%
13,025	Anixter International, Inc.*	480,883

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Telecommunications (continued)
182,900	C-COR Inc.*	$1,208,968
350,000	CommScope, Inc.*	4,942,000
128,700	EMS Technologies, Inc.*	1,453,023
150,000	NetGear, Inc.*	2,419,500
119,400	TEKELEC*	1,625,034

		12,129,408

Transportation—0.9%
149,600	OMI Corporation	2,721,224

Total Common Stocks (cost $239,171,354)		275,872,318

Repurchase Agreement—9.1% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 29, 2005 @ 2.72% to be repurchased at $27,368,202 on May 2, 2005, collateralized by $27,740,000 United States Treasury Notes, 3.75% due March 31, 2007, (market value $27,873,353 including interest) (cost $27,362,000)		27,362,000

Total Investment Portfolio (cost $266,533,354) (b), 100.00% (a)		303,234,318
Other Assets and Liabilities, net, (0.0%) (a)		(9,450)

Net Assets, 100.0%		$303,224,868

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $36,700,964 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $50,209,391 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $13,508,427.

Beginning with the Small Cap Stock Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

May 26, 2005

Dear Valued Shareholders:

For the six-month period ended April 30, 2005, the Russell 1000 Value Index (“Value Index”)(a) was up +6.72%, the Standard & Poor’s 500 Index (“S&P 500”)(a) returned +3.29%. The Heritage Series Trust–Value Equity Fund (the “Fund”)(b) Class A shares, with a return(c) of +6.90%, outperformed both the Value Index and the broader S&P 500 Index.

The six-month period ended April 30, 2005, saw two very different markets. The markets exhibited strong performance through the end of calendar year 2004 as all market major equity indices posted strong returns. Conversely, the New Year, however, has seen a much more subdued sentiment, as most of the major indices thus far have retreated somewhat. Given the strong returns across the entire market cap and style spectrum for 2004, the retrenchment is not overly surprising. The first part of 2005 saw the equity markets react to high oil prices and the headwind of rising short-term interest rates. Throughout this six-month period, one of the few constants has been the outperformance of value stocks as large- mid- and small-cap value stocks easily outpaced their growth counterparts.

We have expressed our concerns over the last several years that investors have underestimated the potential for price increases in the oil and natural gas markets. At the beginning of 2002, oil traded at approximately $21 per barrel and many were predicting oil in the $20’s for years to come. More recently the tide of opinion has changed. At the end of the first quarter of 2005, oil traded above $55 per barrel.

In our view, the oil story is straightforward–demand has been increasing at about 2% a year, and supply is having a hard time keeping up. While we expect a lot of volatility in the price of oil, we believe the days of oil in the $20’s are over. The world currently consumes about 84 million barrels a day, and absent a serious world recession, this figure will continue to rise. While Saudi Arabia talks about increasing their oil output, we see little evidence that they can maintain production in excess of 9.5 million barrels a day. In fact, without significant new investment, we believe they may have a hard time maintaining current production.

The reality is that there have been no large discoveries of oil in more than 25 years. There are five oil fields that produce more than one million barrels a day and all of these were discovered more than 25 years ago. The two largest fields, Ghawar in Saudi Arabia and Cantarell in Mexico, which produce 4.5 million and 2.2 million barrels a day, respectively, are in decline. Experts predict that the Cantarell field will decline to less than 1 million barrels a day of production over the next five years. With no real substitutes for oil on the near-term horizon, consumers may unfortunately have to get used to oil at $50 per barrel. The more consumers have to pay for gasoline and other oil related products, the less they will have available for other purchases.

(a) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

(b) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest.

(c) All returns include the effect of reinvesting dividends and the deduction of Fund expenses.

Given the current situation in the energy markets it is not surprising that one of the better performing sectors over the past six months was the energy sector, which makes up about 19% of the Fund’s net assets. As a group these stocks returned approximately 16% over the past six months. ConocoPhilips, the Fund’s largest holding in the sector, was a real standout with a return of around 25%. Even with the strong performance, ConocoPhilips trades at roughly 9 times 2005 earnings with a yield of 2.3%. The market is still valuing the large oil companies as if oil prices will stay in the low $30’s for 2005 and 2006 and then falling to the high $20’s further out in time. Our belief is that oil prices are likely to average closer to $40 rather than $30 over the next few years and even higher longer term. If we are right, the large integrated oil companies have 30% or more upside to reflect $40 per barrel. If we are wrong on the future course of oil prices, we see little downside. Other energy holdings that were top contributors to the Fund’s performance included Devon Energy and Kerr-MeGee.

Recent additions to the portfolio’s energy holdings include Apache, Encana and Burlington Resources. These are all exploration and production companies focused on finding and producing natural gas in North America. As a group, they trade at Price/Earnings (“P/E”) ratios of around 10 with growth rates expected in the 8-10% range. Of course, these growth rate assumptions are tied to analyst’s forecast of natural gas prices, which like oil we believe to be too low. Not only is the production of natural gas in North America likely to fall over the next several years (as it did during 2004), but demand is likely to surge if we experience a series of cold winters and hot summers.

Health care stocks, about 18% of the Fund’s net assets, were a positive contributor to performance during the last calendar quarter. The holdings in the health care products and services industry were once again the leaders. The best performer was HCA Inc., a large hospital company. Hospital stocks have suffered from extremely high bad debt expenses, but it looks as though they have finally stabilized the situation. If the trend continues, it should bode well for HCA’s earnings outlook over the next several quarters. Medco Health Solutions and Quest Diagnostics were also stand out performers. Health care products and services stocks represent about 7% of the Fund’s net assets and have been one of the best performing industry groups over the last couple of years. Price appreciation has raised their valuation, but with earnings growth in the low to mid teens, we are inclined to continue holding them.

Pharmaceutical stocks have been a disappointment since purchase, but their fortunes may be about to change. The fallout from health risks attributed to the COX-2 inhibitor line of pain medication has weighed on the share prices of Merck and Pfizer. It looks as though the legal risks to the companies arising from class action suits will not be as severe as once thought, so part of the decline may turn out to be an overreaction. The more general issues facing all of the pharmaceutical companies are the lack of new blockbuster drugs in the near-term pipeline and the roll off of existing patents that give generic drugs the ability to take market share. These issues have crimped the near-term earnings growth of drug companies. Nonetheless, they continue to invest billions in research and development. Our view is that over the next few years, growth prospects will improve and the market will react well before the turnaround. Pfizer and Merck trade at significant discounts to the market P/E multiple, while Bristol Myers trades about even with the market. As important, the portfolio’s pharmaceutical holdings have an average yield of almost 4% and should provide some downside risk characteristics in a choppy market.

Tobacco stocks, which represent approximately 15% of the Fund’s net assets, also had a positive contribution to the Fund performance over the past six months. Altria Group, the portfolio’s largest holding, returned better than 35%. UST Inc., the smokeless tobacco producer, returned almost 13%. There was little new news on the tobacco litigation front during the first calendar quarter, but we expect that to change in the coming months. We still expect to see Altria Group move to break up the company over the next twelve months. As the stock closes in on our target, we expect to pare back the position to keep the portfolio weight at or below current levels. The tobacco holdings have worked well for the portfolio and we would be delighted to find another industry play that offered such attractive return potential due to market overreaction to perceived risk.

Financial stocks, which represent about 29% of the Fund’s net assets, suffered during the past six months as rising short-term rates caused investors to reassess the earnings outlook for these stocks. The portfolio’s financial stocks declined approximately 5% on average during the six months ended April 30, 2005. Fannie Mae was the worst performer, declining more than 20% as accounting and regulatory issues continued to generate negative headlines. At current levels we see little downside in the stock, as the market value of its underlying portfolio of mortgages and other assets are worth as much as the stock. The market is currently not giving any value to Fannie Mae as an ongoing concern, which seems a huge overreaction given the primary role Fannie plays in supporting the market for home mortgages. The stocks trade at P/E multiples around 8, with growth likely to continue in the high single digit range. Freddie Mac, a mortgage product provider similar to Fannie Mae, also contributed negatively to the Fund’s performance.

AIG International Group rivaled Fannie Mae for the most negative headlines over the last six months and the stock reacted similarly, posting a decline of roughly 16%. New York Attorney General, Eliot Spitzer, charged that AIG committed accounting fraud by the way it reported certain finite life insurance policies. Long-time Chairman of AIG, Hank Greenberg, was forced to resign after Spitzer told AIG’s Board to fire Greenberg or face criminal charges. Having looked at the issue in great detail, we see little that changes our view of the superior long-term prospects of AIG’s business.

Despite our disappointment in the accounting issues that are plaguing AIG, we believe the stock represents a good value at current prices. It trades at approximately 10 times 2005 earnings and should be able to grow earnings at better than 12% annually over the next five years because of its focus on providing insurance products in fast-growing foreign markets.

While we would not be surprised to see the market trade sideways for the near-term, we believe the portfolio can continue to gain ground in this environment. We have positioned the portfolio in sectors whose earnings growth is less dependent on strong economic growth than the market as a whole. As important, we believe the individual stocks held in the portfolio are extremely cheap relative to the market. Consequently, we believe that as the earning growth we expect materializes, we will see continued appreciation even if the market languishes. Our low P/E value approach, which focuses on companies with long-term earnings growth and above market dividend yields, has proven over time to offer better risk-adjusted returns than the market. Given the current market environment, we believe our value approach will continue to offer superior returns. With that being said, a word of caution is also warranted. The Fund invests in value stocks that are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. These and other risks are more fully described in the Fund’s prospectus. We thank you for your support and look forward to reporting to you in the years to come.

Sincerely,

David Dreman Chairman and Chief Investment Officer Dreman Value Management, LLC Portfolio Manager Heritage Value Equity Fund

Heritage Series Trust—Value Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

Shares		Value

Common Stocks—91.8% (a)
Agriculture—14.6%
44,500	Altria Group, Inc.	$2,892,053
3,300	Imperial Tobacco Group PLC., Sponsored ADR	191,433
11,600	Universal Corporation	529,540
34,750	UST, Inc.	1,591,550

		5,204,576

Auto Manufacturers—0.4%
15,500	Ford Motor Company	141,205

Banks—7.0%
25,860	Bank of America Corporation	1,164,734
13,500	KeyCorp	447,660
5,400	The PNC Financial Services Group, Inc.	287,442
11,300	U.S. Bancorp	315,270
5,500	Wachovia Corporation	281,490

		2,496,596

Computers—2.2%
40,225	Electronic Data Systems Corporation	778,354

Diversified Manufacturer—2.7%
14,100	General Electric Company	510,420
14,500	Tyco International Ltd.	453,995

		964,415

Financial Services—12.3%
15,650	CIT Group Inc.	630,382
2,300	Citigroup Inc.	108,008
25,400	Fannie Mae	1,370,330
36,800	Freddie Mac	2,263,936
55	Piper Jaffray Companies*	1,521

		4,374,177

Food—0.3%
5,700	Safeway Inc.*	121,353

Healthcare Products—0.8%
4,825	Becton, Dickinson and Company	282,359

Healthcare Services—6.2%
13,000	HCA Inc.	725,920
15,080	Laboratory Corporation of America Holdings*	746,460
6,940	Quest Diagnostics Inc.	734,252

		2,206,632

Shares		Value

Common Stocks (continued)
Insurance—2.3%
14,400	American International Group, Inc.	732,240
3,100	The St. Paul Travelers Companies, Inc.	110,980

		843,220

Oil & Gas—18.1%
1,100	Anadarko Petroleum Corporation	80,344
6,300	Apache Corporation	354,627
5,400	Burlington Resources, Inc.	262,494
24,500	ChevronTexaco Corporation	1,274,000
20,323	ConocoPhillips	2,130,867
22,200	Devon Energy Corporation	1,002,774
1,400	EnCana Corporation	89,404
7,150	Kerr-McGee Corporation	554,840
6,400	Occidental Petroleum Corporation	441,600
4,100	Pioneer Natural Resources Company	166,706
2,400	Pogo Producing Company	108,024
200	Transocean Inc.*	9,274

		6,474,954

Pharmaceuticals—11.0%
9,500	AmerisourceBergen Corporation	582,160
35,395	Bristol-Myers Squibb Company	920,270
5,200	Cardinal Health, Inc.	288,964
13,763	Medco Health Solutions, Inc.*	701,500
13,825	Merck & Company, Inc.	468,668
26,905	Pfizer, Inc.	731,009
3,135	Schering-Plough Corporation	65,427
3,325	Wyeth	149,426

		3,907,424

Pipelines—0.8%
28,600	El Paso Corporation	285,714

Retail—6.1%
1,150	Best Buy Company, Inc.	57,891
26,850	Borders Group, Inc.	649,502
8,700	Federated Department Stores, Inc.	500,250
15,600	Home Depot, Inc.	551,772
22,050	Staples, Inc.	420,494

		2,179,909

Savings & Loans—7.0%
26,800	Sovereign Bancorp Inc.	551,276
46,800	Washington Mutual, Inc.	1,933,776

		2,485,052

Total Common Stocks (cost $26,416,134)		32,745,940

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Investment Portfolio

April 30, 2005

(unaudited)

(continued)

Value
Repurchase Agreement—7.9% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 29, 2005 @ 2.72% to be repurchased at $2,803,635 on May 2, 2005, collateralized by $2,860,000 United States Treasury Notes, 2.0% due August 31, 2005, (market value $2,860,165 including interest) (cost $2,803,000)	$2,803,000

Total Investment Portfolio (cost $29,219,134) (b), 99.7% (a)	35,548,940
Other Assets and Liabilities, net, 0.3% (a)	105,925

Net Assets, 100.0%	$35,654,865

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $6,329,806 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $7,290,501 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $960,695.

ADR—American Depository Receipt.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Unrealized Depreciation
8	S&P 500 Index	Jun-05	($139,506)

Beginning with the Value Equity Fund’s fiscal quarter ended July 31, 2004, the Trust began filing its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Sector Allocation (% of net assets)

April 30, 2005

(unaudited)

Diversified Growth Fund

Growth Equity Fund

Heritage Series Trust

Sector Allocation (% of net assets)

April 30, 2005

(unaudited)

(continued)

International Equity Fund

Mid Cap Stock Fund

Heritage Series Trust

Sector Allocation (% of net assets)

April 30, 2005

(unaudited)

(continued)

Small Cap Stock Fund

Value Equity Fund

Heritage Series Trust

Understanding Your Fund’s Expenses

(unaudited)

Understanding Your Fund’s Expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees and other expenses. Using the tables below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges (loads) or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see the Trust’s prospectus or talk to your financial advisor.

Review Your Fund’s Actual Expenses

The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage Series Trust on November 1, 2004 and held through April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Expenses Paid During Period*
Diversified Growth Fund
Class A	$1,000	$1,023	$6.87
Class B	$1,000	$1,019	$10.61
Class C	$1,000	$1,019	$10.61

Growth Equity Fund
Class A	$1,000	$996	$6.68
Class B	$1,000	$992	$10.37
Class C	$1,000	$992	$10.37

International Equity Fund
Class A	$1,000	$1,092	$9.23
Class B	$1,000	$1,088	$13.10
Class C	$1,000	$1,088	$13.10

Mid Cap Stock Fund
Class A	$1,000	$1,023	$5.82
Class B	$1,000	$1,019	$9.56
Class C	$1,000	$1,019	$9.56

Small Cap Stock Fund
Class A	$1,000	$981	$6.69
Class B	$1,000	$977	$10.05
Class C	$1,000	$977	$10.05

Value Equity Fund
Class A	$1,000	$1,069	$7.44
Class B	$1,000	$1,065	$11.26
Class C	$1,000	$1,065	$11.27

*	See the following page for expense calculation.

Heritage Series Trust

Understanding Your Fund’s Expenses

(unaudited)

(continued)

Hypothetical Example for Comparison Purposes

All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return before ongoing expenses invested at the beginning of the period and held for the entire period. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Expenses Paid During Period*
Diversified Growth Fund
Class A	$1,000	$1,018	$6.85
Class B	$1,000	$1,014	$10.59
Class C	$1,000	$1,014	$10.59

Growth Equity Fund
Class A	$1,000	$1,018	$6.76
Class B	$1,000	$1,014	$10.49
Class C	$1,000	$1,014	$10.49

International Equity Fund
Class A	$1,000	$1,016	$8.90
Class B	$1,000	$1,012	$12.62
Class C	$1,000	$1,012	$12.62

Mid Cap Stock Fund
Class A	$1,000	$1,019	$5.81
Class B	$1,000	$1,015	$9.54
Class C	$1,000	$1,015	$9.54

Small Cap Stock Fund
Class A	$1,000	$1,018	$6.51
Class B	$1,000	$1,015	$10.24
Class C	$1,000	$1,015	$10.24

Value Equity Fund
Class A	$1,000	$1,018	$7.25
Class B	$1,000	$1,014	$10.99
Class C	$1,000	$1,014	$10.99

*	Expenses for the Series Trust are calculated using each funds’ annualized expense ratios for Class A, Class B and Class C shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (181); and then dividing that result by the actual number of days in the fiscal year (365). Annualized expense ratios used for each Fund are as follows:

	Class A	Class B	Class C
Diversified Growth Fund	1.37%	2.12%	2.12%
Growth Equity Fund	1.35%	2.10%	2.10%
International Equity Fund	1.78%	2.53%	2.53%
Mid Cap Stock Fund	1.16%	1.91%	1.91%
Small Cap Stock Fund	1.30%	2.05%	2.05%
Value Equity Fund	1.45%	2.20%	2.20%

Heritage Series Trust

Statements of Assets and Liabilities

April 30, 2005

(unaudited)

	Diversified Growth Fund	Growth Equity Fund	International Equity Fund
Assets
Investments, at value (identified cost $152,039,410, $135,765,276 and $83,166,937, respectively)	$175,396,127	$136,812,301	$90,765,736
Repurchase agreement, at market value (identified cost is the same as value)	8,286,000	359,000	1,370,000
Cash	86	944	24,792
Foreign currency (cost $5,391,960)	—	—	5,446,558
Receivables:
Investments sold	5,575,131	3,209,432	11,179,098
Fund shares sold	1,203,639	33,612	743,488
Dividends and interest	4,696	59,166	236,551
Foreign taxes recoverable	—	—	21,974
Unrealized appreciation of forward currency contracts	—	—	141,512
Deferred state qualification expenses	14,634	13,955	22,434

Total assets	$190,480,313	$140,488,410	$109,952,143

Liabilities
Payables:
Investments purchased	$1,240,507	$2,109,641	$11,092,023
Fund shares redeemed	348,876	1,486,511	199,208
Accrued management fee	129,530	153,879	22,216
Accrued distribution fees	94,184	68,217	58,830
Accrued shareholder servicing fee	93,765	134,302	38,166
Accrued fund accounting fee	24,800	24,000	21,814
Other accrued expenses	27,341	33,087	87,929

Total liabilities	1,959,003	4,009,637	11,520,186

Net assets, at market value	$188,521,310	$136,478,773	$98,431,957

Net Assets
Net assets consist of:
Paid-in capital	$165,243,021	$240,295,377	$85,593,797
Undistributed net investment loss	(1,117,972)	(272,326)	(254,328)
Accumulated net realized gain (loss)	1,039,544	(104,591,303)	5,288,454
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	23,356,717	1,047,025	7,804,034

Net assets, at market value	$188,521,310	$136,478,773	$98,431,957

Net assets, at market value
Class A shares	$103,733,180	$75,426,318	36,446,569
Class B shares	19,804,760	17,253,917	3,211,192
Class C shares	64,983,370	43,798,538	58,774,196

Total	$188,521,310	$136,478,773	$98,431,957

Shares of beneficial interest outstanding
Class A shares	4,197,794	3,062,884	1,615,666
Class B shares	848,255	762,312	151,527
Class C shares	2,782,724	1,935,492	2,773,031

Total	7,828,773	5,760,688	4,540,224

Net Asset Value—offering and redemption price per share Class A shares	$24.71	$24.63	$22.56

Maximum offering price per Class A share (100/95.25 of $24.71, $24.63 and $22.56), respectively.	$25.94	$25.86	$23.69

Class B shares	$23.35	$22.63	$21.19

Class C shares	$23.35	$22.63	$21.19

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Assets and Liabilities

April 30, 2005

(unaudited)

(continued)

	Mid Cap Stock Fund	Small Cap Stock Fund	Value Equity Fund
Assets
Investments, at value (identified cost $743,766,220, $239,171,354 and $26,416,134, respectively)	$796,319,009	$275,872,318	$32,745,940
Repurchase agreement, at market value (identified cost is the same as value)	19,442,000	27,362,000	2,803,000
Cash	663	936	130
Initial futures margin deposit	—	—	126,000
Receivables:
Investments sold	8,911,405	2,602,390	—
Fund shares sold	3,424,151	756,508	29,392
Dividends and interest	83,317	197,884	51,471
Futures variation margin	—	—	30,800
Deferred state qualification expenses	24,302	39,885	17,916

Total assets	$828,204,847	$306,831,921	$35,804,649

Liabilities
Payables:
Investments purchased	$23,420,856	$2,106,824	$—
Fund shares redeemed	1,679,503	948,141	47,559
Accrued management fee	486,805	215,621	17,985
Accrued distribution fees	353,282	125,373	20,886
Accrued shareholder servicing fee	352,991	140,741	20,892
Accrued fund accounting fee	24,300	24,300	20,300
Other accrued expenses	51,926	46,053	22,162

Total liabilities	26,369,663	3,607,053	149,784

Net assets, at market value	$801,835,184	$303,224,868	$35,654,865

Net Assets
Net assets consist of:
Paid-in capital	$715,325,064	$262,478,725	$36,024,440
Undistributed net investment income (loss)	(3,473,746)	(1,027,006)	56,314
Accumulated net realized gain (loss)	37,431,077	5,072,185	(6,616,189)
Net unrealized appreciation on investments and futures contracts	52,552,789	36,700,964	6,190,300

Net assets, at market value	$801,835,184	$303,224,868	$35,654,865

Net assets, at market value
Class A shares	$501,923,154	$206,268,892	$14,046,806
Class B shares	56,856,051	13,477,538	3,510,711
Class C shares	243,055,979	83,478,438	18,097,348

Total	$801,835,184	$303,224,868	$35,654,865

Shares of beneficial interest outstanding
Class A shares	19,973,927	6,837,347	754,113
Class B shares	2,409,908	488,260	193,173
Class C shares	10,297,830	3,022,613	995,516

Total	32,681,665	10,348,220	1,942,802

Net Asset Value—offering and redemption price per share
Class A shares	$25.13	$30.17	$18.63

Maximum offering price per Class A share (100/95.25 of $25.13, $30.17 and $18.63), respectively.	$26.38	$31.67	$19.56

Class B shares	$23.59	$27.60	$18.17

Class C shares	$23.60	$27.62	$18.18

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Operations

For the Six-Month Period Ended April 30, 2005

(unaudited)

	Diversified Growth Fund	Growth Equity Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund	Value Equity Fund
Investment Income
Income:
Gross dividends	$389,449	$1,162,329	$1,032,020	$1,891,079	$1,146,701	$394,693
Foreign withholding tax	(2,551)	—	(122,848)	(12,666)	(4,978)	(42)

Net dividends	386,898	1,162,329	909,172	1,878,413	1,141,723	394,651
Interest	105,808	6,060	43,494	210,474	252,348	34,472

Total income	492,706	1,168,389	952,666	2,088,887	1,394,071	429,123
Expenses:
Management fee	760,210	637,352	459,739	2,807,208	1,241,119	135,963
Distribution fee (Class A)	119,635	114,623	43,566	587,204	266,356	17,978
Distribution fee (Class B)	109,186	104,248	12,601	298,198	75,313	17,762
Distribution fee (Class C)	343,240	287,062	273,247	1,186,177	431,441	91,611
Shareholder servicing fees	125,023	167,956	48,817	454,246	184,985	26,538
Custodian fee	10,838	16,158	195,250	31,125	20,895	7,382
Fund accounting fee	36,814	35,626	44,277	36,272	36,207	30,378
Professional fees	38,522	39,051	43,417	39,076	39,701	39,401
State qualification expenses	29,101	31,160	26,341	56,247	23,534	23,845
Federal registration expense	2,390	—	1,227	12,404	4,147	—
Reports to shareholders	15,877	20,520	13,734	32,340	21,681	9,524
Trustees’ fees and expenses	9,698	9,698	9,698	9,636	9,698	9,698
Other	10,144	8,398	7,771	12,500	—	7,516

Total expenses before waiver	1,610,678	1,471,852	1,179,685	5,562,633	2,355,077	417,596
Fees recovered (waived) by Manager	—	(31,137)	(146,302)	—	66,000	(72,705)

Total expenses after waiver and recovery	1,610,678	1,440,715	1,033,383	5,562,633	2,421,077	344,891

Net investment income (loss)	(1,117,972)	(272,326)	(80,717)	(3,473,746)	(1,027,006)	84,232

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions	2,271,799	13,515,620	5,658,628	42,583,509	5,684,334	337,611
Net realized gain from futures transactions	—	—	—	—	—	203,315
Net realized gain from foreign currency transactions	—	—	49,257	—	—
Net unrealized appreciation (depreciation) of investments during the period	1,605,625	(11,430,190)	777,594	(29,995,495)	(12,759,958)	1,818,169
Net unrealized appreciation on the translation of assets and liabilities denominated in foreign currencies	—	—	205,235	—	—	—
Net unrealized depreciation on futures contracts	—	—	—	—	—	(139,506)

Net gain (loss) on investments	3,877,424	2,085,430	6,690,714	12,588,014	(7,075,624)	2,219,589

Net increase (decrease) in net assets resulting from operations	$2,759,452	$1,813,104	$6,609,997	$9,114,268	$(8,102,630)	$2,303,821

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

Diversified Growth Fund	For the Six-Month Period Ended April 30, 2005 (unaudited)	For the Fiscal Year Ended October 31, 2004
Increase in net assets:
Operations:
Net investment loss	$(1,117,972)	$(2,020,182)
Net realized gain from investment transactions . . . . . . . . . . . . . . . . . . . . . .	2,271,799	10,039,670
Net unrealized appreciation (depreciation) of investments during the period .	1,605,625	(1,127,347)

Net increase in net assets resulting from operations .	2,759,452	6,892,141
Distributions to shareholders from:
Net realized gains Class A shares, ($1.21 per share).	(4,068,205)	—
Net realized gains Class B shares, ($1.21 per share).	(1,061,842)	—
Net realized gains Class C shares, ($1.21 per share).	(3,289,914)	—

Net distributions to shareholders . . . . . . . . . . .	(8,419,961)	—
Increase in net assets from Fund share transactions .	27,420,279	26,244,067

Increase in net assets . .	21,759,770	33,136,208
Net assets, beginning of period .	166,761,540	133,625,332

Net assets, end of period (including accumulated net investment loss of $1,117,972 for the period ended April 30, 2005) . . . . . . . . . . . .. .	$188,521,310	$166,761,540

Growth Equity Fund	For the Six-Month Period Ended April 30, 2005 (unaudited)	For the Fiscal Year Ended October 31, 2004
Decrease in net assets:
Operations:
Net investment loss	$(272,326)	$(2,157,111)
Net realized gain from investment transactions	13,515,620	20,213,073
Net unrealized depreciation of investments during the period	(11,430,190)	(34,516,679)

Net increase (decrease) in net assets resulting from operations	1,813,104	(16,460,717)
Decrease in net assets from Fund share transactions	(60,304,645)	(76,442,542)

Decrease in net assets	(58,491,541)	(92,903,259)
Net assets, beginning of period	194,970,314	287,873,573

Net assets, end of period (including accumulated net investment loss of $272,326 for the period ended April 30, 2005)	$136,478,773	$194,970,314

International Equity Fund	For the Six-Month Period Ended April 30, 2005 (unaudited)	For the Fiscal Year Ended October 31, 2004
Increase in net assets:
Operations:
Net investment loss	$(80,717)	$(122,148)
Net realized gain from investment transactions	5,658,628	8,126,111
Net realized gains from foreign currency transactions	49,257	38,379
Net unrealized appreciation of investments during the period	777,594	1,825,187
Net unrealized appreciation on the translation of assets and liabilities denominated in foreign currrencies during the period	205,235	15,891

Net increase in net assets resulting from operations	6,609,997	9,883,420
Distributions to shareholders from:
Net investment income Class A shares, ($0.33 and $0.15 per share, respectively)	(465,138)	(210,635)
Net investment income Class B shares, ($0.20 and $0.07 per share, respectively)	(22,104)	(6,122)
Net investment income Class C shares, ($0.20 and $0.07 per share, respectively)	(493,411)	(130,538)

Net distributions to shareholders	(980,653)	(347,295)
Increase in net assets from Fund share transactions	14,828,108	18,049,593

Increase in net assets	20,457,452	27,585,718
Net assets, beginning of period	77,974,505	50,388,787

Net assets, end of period (including accumulated net investment loss of $254,328 and net investment income of $807,092, respectively)	$98,431,957	$77,974,505

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

(continued)

Mid Cap Stock Fund	For the Six-Month Period Ended April 30, 2005 (unaudited)	For the Fiscal Year Ended October 31, 2004
Increase in net assets:
Operations:
Net investment loss	$(3,473,746)	$(5,063,671)
Net realized gain from investment transactions	42,583,509	43,858,578
Net unrealized appreciation (depreciation) of investments during the period	(29,995,495)	22,465,233

Net increase in net assets resulting from operations	9,114,268	61,260,140
Increase in net assets from Fund share transactions	150,344,757	162,676,034

Increase in net assets	159,459,025	223,936,174
Net assets, beginning of period	642,376,159	418,439,985

Net assets, end of period (including accumulated net investment loss of $3,473,746 for the period ended April 30, 2005)	$801,835,184	$642,376,159

Small Cap Stock Fund	For the Six-Month Period Ended April 30, 2005 (unaudited)	For the Fiscal Year Ended October 31, 2004
Increase in net assets:
Operations:
Net investment loss . . . .	$(1,027,006)	$(1,707,839)
Net realized gain from investment transactions . . . . . . . . . . . . . . . . . . . .	5,684,334	19,753,261
Net unrealized appreciation (depreciation) of investments during the period .	(12,759,958)	1,619,772

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . .	(8,102,630)	19,665,194
Distributions to shareholders from:
Net realized gains Class A shares, ($1.56 per share).	(9,981,079)	—
Net realized gains Class B shares, ($1.56 per share).	(773,229)	—
Net realized gains Class C shares, ($1.56 per share).	(4,257,737)	—

Net distributions to shareholders . . . . . . . . . . . . . . .	(15,012,045)	—
Increase in net assets from Fund share transactions .	50,863,970	74,408,815

Increase in net assets .	27,749,295	94,074,009
Net assets, beginning of period .	275,475,573	181,401,564

Net assets, end of period (including accumulated net investment loss of $1,027,006 for the period ended April 30, 2005) .	$303,224,868	$275,475,573

Value Equity Fund	For the Six-Month Period Ended April 30, 2005 (unaudited)	For the Fiscal Year Ended October 31, 2004
Increase in net assets:
Operations:
Net investment income	$84,232	$188,724
Net realized gain from investment transactions	337,611	594,291
Net realized gains from futures transactions	203,315	89,250
Net unrealized appreciation of investments during the period	1,818,169	2,107,376
Net unrealized appreciation (depreciation) of investments in futures contracts during the period	(139,506)	20,902

Net increase in net assets resulting from operations	2,303,821	3,000,543
Distributions to shareholders from:
Net investment income Class A shares, ($0.16 and $0.14 per share, respectively)	(126,819)	(97,586)
Net investment income Class B shares, ($0.04 and $0.06 per share, respectively)	(7,523)	(12,029)
Net investment income Class C shares, ($0.04 and $0.06 per share, respectively)	(38,925)	(60,360)

Net distributions to shareholders	(173,267)	(169,975)
Increase (decrease) in net assets from Fund share transactions	(836,123)	5,739,352

Increase in net assets	1,294,431	8,569,920
Net assets, beginning of period	34,360,434	25,790,514

Net assets, end of period (including undistributed net investment income of $56,314 and $145,349, respectively)	$35,654,865	$34,360,434

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — Diversified Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*								Class B Shares*								Class C Shares*
	For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31						For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31						For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31
			2004	2003	2002	2001	2000				2004	2003	2002	2001	2000				2004	2003	2002	2001	2000
Net asset value, beginning of period	$25.26		$23.92	$18.21	$17.98	$27.46	$20.80		$24.02		$22.92	$17.57	$17.48	$26.98	$20.61		$24.02		$22.92	$17.57	$17.48	$26.98	$20.61

Income from Investment Operations:
Net investment loss	(0.11)		(0.23)	(0.23)	(0.23)	(0.13)	(0.24	)(a)	(0.19)		(0.40)	(0.37)	(0.37)	(0.28)	(0.43	)(a)	(0.19)		(0.40)	(0.37)	(0.37)	(0.28)	(0.43	)(a)
Net realized and unrealized gain (loss) on investments	0.77		1.57	5.94	0.46	(5.82)	9.10		0.73		1.50	5.72	0.46	(5.69)	9.00		0.73		1.50	5.72	0.46	(5.69)	9.00

Total from Investment Operations	0.66		1.34	5.71	0.23	(5.95)	8.86		0.54		1.10	5.35	0.09	(5.97)	8.57		0.54		1.10	5.35	0.09	(5.97)	8.57

Less Distributions:
Distributions from net realized gains	(1.21)		—	—	—	(3.53)	(2.20)		(1.21)		—	—	—	(3.53)	(2.20)		(1.21)		—	—	—	(3.53)	(2.20)

Net asset value, end of period	$24.71		$25.26	$23.92	$18.21	$17.98	$27.46		$23.35		$24.02	$22.92	$17.57	$17.48	$26.98		$23.35		$24.02	$22.92	$17.57	$17.48	$26.98

Total Return (%) (b)	2.33	(c)	5.60	31.36	1.28	(23.66)	44.87		1.94	(c)	4.80	30.45	0.51	(24.23)	43.80		1.94	(c)	4.80	30.45	0.51	(24.23)	43.80

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.37	(d)	1.38	1.48	1.45	1.47	1.57	(a)	2.12	(d)	2.13	2.23	2.20	2.22	2.32	(a)	2.12	(d)	2.13	2.23	2.20	2.22	2.32	(a)
Without expenses waived/recovered (%)	1.37	(d)	1.38	1.48	1.45	1.47	1.48		2.12	(d)	2.13	2.23	2.20	2.22	2.23		2.12	(d)	2.13	2.23	2.20	2.22	2.22
Net investment loss to average daily net assets (%)	(0.84	)(d)	(0.92)	(1.14)	(1.13)	(0.63)	(0.88)		(1.57	)(d)	(1.67)	(1.89)	(1.88)	(1.39)	(1.64)		(1.58	)(d)	(1.68)	(1.89)	(1.88)	(1.39)	(1.62)
Portfolio turnover rate (%)	31		92	152	201	249	252		31		92	152	201	249	252		31		92	152	201	249	252
Net assets, end of period ($ millions)	104		80	60	41	38	50		20		22	22	16	15	19		65		65	52	36	30	38

*	Per share amounts have been calculated using the monthly average share method.
(a)	The fiscal year ended October 31, 2000 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — Growth Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31					For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31					For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31
			2004	2003	2002	2001	2000			2004	2003	2002	2001	2000			2004	2003	2002	2001	2000
Net asset value, beginning of period	$24.74		$26.06	$22.18	$27.20	$50.91	$43.44	$22.82		$24.22	$20.77	$25.66	$48.87	$42.17	$22.82		$24.21	$20.77	$25.65	$48.86	$42.15

Income from Investment Operations:
Net investment income (loss)	—		(0.12)	(0.05)	(0.10)	(0.18)	(0.39)	(0.09)		(0.30)	(0.21)	(0.28)	(0.40)	(0.77)	(0.08)		(0.30)	(0.21)	(0.28)	(0.40)	(0.76)
Net realized and unrealized gain (loss) on investments	(0.11)		(1.20)	3.93	(4.92)	(14.92)	13.33	(0.10)		(1.10)	3.66	(4.61)	(14.20)	12.94	(0.11)		(1.09)	3.65	(4.60)	(14.20)	12.94

Total from Investment Operations	(0.11)		(1.32)	3.88	(5.02)	(15.10)	12.94	(0.19)		(1.40)	3.45	(4.89)	(14.60)	12.17	(0.19)		(1.39)	3.44	(4.88)	(14.60)	12.18

Less Distributions:
Distributions from net realized gains	—		—	—	—	(8.61)	(5.47)	—		—	—	—	(8.61)	(5.47)	—		—	—	—	(8.61)	(5.47)

Net asset value, end of period	$24.63		$24.74	$26.06	$22.18	$27.20	$50.91	$22.63		$22.82	$24.22	$20.77	$25.66	$48.87	$22.63		$22.82	$24.21	$20.77	$25.65	$48.86

Total Return (%) (a)	(0.44	)(b)	(5.07)	17.49	(18.46)	(34.31)	31.04	(0.79	)(b)	(5.78)	16.61	(19.06)	(34.82)	30.05	(0.83	)(b)	(5.74)	16.62	(19.03)	(34.82)	30.09

Ratios and Supplemental Data
With expenses waived (%)	1.35	(c)	1.28	1.30	1.26	1.22	1.19	2.10	(c)	2.03	2.05	2.01	1.97	1.94	2.10	(c)	2.03	2.05	2.01	1.97	1.94
Without expenses waived (%)	1.39	(c)	1.28	1.30	1.26	1.22	1.19	2.14	(c)	2.03	2.05	2.01	1.97	1.94	2.14	(c)	2.03	2.05	2.01	1.97	1.94
Net investment income (loss) to average daily net assets (%)	0.01	(c)	(0.46)	(0.22)	(0.37)	(0.53)	(0.73)	(0.74	)(c)	(1.22)	(0.96)	(1.12)	(1.28)	(1.48)	(0.70	)(c)	(1.22)	(0.97)	(1.12)	(1.28)	(1.48)
Portfolio turnover rate (%)	69		122	177	158	205	392	69		122	177	158	205	392	69		122	177	158	205	392
Net assets, end of period ($ millions)	75		103	166	117	93	135	17		23	29	27	40	45	44		69	93	78	92	141

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — International Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*									Class B Shares*								Class C Shares*
	For the Six-Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31							For the Six-Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31						For the Six-Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31
			2004	2003	2002		2001	2000				2004	2003	2002		2001	2000			2004	2003	2002		2001	2000
Net asset value, beginning of period	$20.95		$17.93	$14.68	$17.14		$27.41	$31.56		$19.66		$16.89	$13.94	$16.39		$26.49	$30.83	$19.66		$16.89	$13.94	$16.39		$26.48	$30.83

Income from Investment Operations:
Net investment income (loss)	0.03		0.05	0.10	(0.09	)(a)	(0.13)	(0.22)		(0.04)		(0.09)	(0.03)	(0.20	)(a)	(0.29)	(0.43)	(0.05)		(0.09)	(0.03)	(0.20	)(a)	(0.28)	(0.44)
Net realized and unrealized gain (loss) on investments	1.91		3.12	3.15	(2.37)		(7.83)	0.51		1.77		2.93	2.98	(2.25)		(7.50)	0.53	1.78		2.93	2.98	(2.25)		(7.50)	0.53

Total from Investment Operations	1.94		3.17	3.25	(2.46)		(7.96)	0.29		1.73		2.84	2.95	(2.45)		(7.79)	0.10	1.73		2.84	2.95	(2.45)		(7.78)	0.09

Less Distributions:
Dividends from net investment income	(0.33)		(0.15)	—	—		—	—		(0.20)		(0.07)	—	—		—	—	(0.20)		(0.07)	—	—		—	—
Distributions from net realized gains	—		—	—	—		(2.31)	(4.44)		—		—	—	—		(2.31)	(4.44)	—		—	—	—		(2.31)	(4.44)

Total Distributions	(0.33)		(0.15)	—	—		(2.31)	(4.44)		(0.20)		(0.07)	—	—		(2.31)	(4.44)	(0.20)		(0.07)	—	—		(2.31)	(4.44)

Net asset value, end of period	$22.56		$20.95	$17.93	$14.68		$17.14	$27.41		$21.19		$19.66	$16.89	$13.94		$16.39	$26.49	$21.19		$19.66	$16.89	$13.94		$16.39	$26.48

Total Return (%) (b)	9.20	(c)	17.74	22.14	(14.35)		(31.37)	(1.31	)(d)	8.79	(c)	16.85	21.16	(14.95)		(31.86)	(2.00)	8.84	(c)	16.85	21.16	(14.95)		(31.83)	(2.04)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.78	(d)	1.78	1.78	1.85	(a)	1.90	1.97		2.53	(d)	2.53	2.53	2.60	(a)	2.65	2.72	2.53	(d)	2.53	2.53	2.60	(a)	2.65	2.72
Without expenses waived (%)	2.10	(d)	2.15	2.43	2.81		2.16	1.97		2.85	(d)	2.90	3.18	3.56		2.91	2.72	2.85	(d)	2.90	3.18	3.56		2.91	2.72
Net investment income (loss) to average daily net assets (%)	0.29	(d)	0.24	0.63	(0.54)		(0.63)	(0.71)		(0.40	)(d)	(0.46)	(0.17)	(1.30)		(1.36)	(1.46)	(0.46	)(d)	(0.46)	0.25	(1.30)		(1.36)	(1.45)
Portfolio turnover rate (%)	37		162	133	234		174	67		37		162	133	237		174	67	37		162	133	234		174	67
Net assets, end of period ($ millions)	36		29	23	7		5	10		3		2	1	1		1	1	59		47	26	11		5	8

*	Per share amounts have been calculated using the monthly average share method.
(a)	Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limits of the International Equity Fund’s Class A, Class B and Class C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limits of Class A, Class B and Class C shares were 1.78%, 2.53% and 2.53%, respectively.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — Mid Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*									Class B Shares*									Class C Shares*
	For the Six-Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31							For the Six-Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31							For the Six-Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31
			2004	2003	2002		2001		2000			2004	2003	2002		2001		2000			2004	2003	2002		2001		2000
Net asset value, beginning of period	$24.57		$21.67	$17.99	$20.21		$23.19		$16.56	$23.15		$20.58	$17.21	$19.50		$22.66		$16.32	$23.16		$20.59	$17.22	$19.51		$22.67		$16.32

Income from Investment Operations:
Net investment loss	(0.08)		(0.15)	(0.14)	(0.19	)(a)	(0.21	)(a)	(0.24)	(0.16)		(0.30)	(0.27)	(0.33	)(a)	(0.35	)(a)	(0.39)	(0.17)		(0.31)	(0.27)	(0.33	)(a)	(0.35	)(a)	(0.39)
Net realized and unrealized gain (loss) on investments	0.64		3.05	3.82	(1.44)		1.34		7.17	0.60		2.87	3.64	(1.37)		1.30		7.03	0.61		2.88	3.64	(1.37)		1.30		7.04

Total from Investment Operations	0.56		2.90	3.68	(1.63)		1.13		6.93	0.44		2.57	3.37	(1.70)		0.95		6.64	0.44		2.57	3.37	(1.70)		0.95		6.65

Less Distributions:
Distributions from net realized gains	—		—	—	(0.59)		(4.11)		(0.30)	—		—	—	(0.59)		(4.11)		(0.30)	—		—	—	(0.59)		(4.11)		(0.30)

Net asset value, end of period	$25.13		$24.57	$21.67	$17.99		$20.21		$23.19	$23.59		$23.15	$20.58	$17.21		$19.50		$22.66	$23.60		$23.16	$20.59	$17.22		$19.51		$22.67

Total Return (%) (b)	2.28	(c)	13.38	20.46	(8.50)		6.70		42.30	1.90	(c)	12.49	19.58	(9.18)		5.93		41.13	1.90	(c)	12.48	19.57	(9.18)		5.93		41.19

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.16	(d)	1.20	1.28	1.27	(a)	1.55	(a)	1.55	1.91	(d)	1.95	2.03	2.02	(a)	2.30	(a)	2.30	1.91	(d)	1.95	2.03	2.02	(a)	2.30	(a)	2.30
Without expenses waived/ recovered (%)	1.16	(d)	1.20	1.28	1.26		1.50		1.63	1.91	(d)	1.95	2.03	2.01		2.25		2.38	1.91	(d)	1.95	2.03	2.01		2.25		2.38
Net investment loss to average daily net assets (%)	(0.62	)(d)	(0.64)	(0.72)	(0.88)		(1.04)		(1.13)	(1.36	)(d)	(1.38)	(1.47)	(1.64)		(1.80)		(1.87)	(1.36	)(d)	(1.39)	(1.46)	(1.64)		(1.80)		(1.88)
Portfolio turnover rate (%)	71		124	163	171		218		265	71		124	163	171		218		265	71		124	163	171		218		265
Net assets, end of period ($ millions)	502		370	217	174		56		23	57		58	53	39		13		4	243		214	149	100		31		12

*	Per share amounts have been calculated using the monthly average share method.
(a)	The fiscal years ended October 31, 2002 and 2001 includes payment of previously waived management fees to the Manger for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — Small Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31					For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31					For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31
			2004	2003	2002	2001	2000			2004	2003	2002	2001	2000			2004	2003	2002	2001	2000
Net asset value, beginning of period	$32.19		$29.00	$21.36	$24.41	$29.17	$23.21	$29.69		$26.95	$19.99	$23.11	$27.97	$22.41	$29.70		$26.96	$20.00	$23.12	$27.98	$22.42

Income from Investment Operations:
Net investment income (loss)	(0.07	)(a)	(0.16)	(0.19)	0.02	(0.11)	(0.12)	(0.17	)(a)	(0.37)	(0.35)	(0.15)	(0.29)	(0.33)	(0.17	)(a)	(0.36)	(0.35)	(0.15)	(0.29)	(0.32)
Net realized and unrealized gain (loss) on investments	(0.39)		3.35	7.83	(1.48)	(1.70)	6.08	(0.36)		3.11	7.31	(1.38)	(1.62)	5.89	(0.35)		3.10	7.31	(1.38)	(1.62)	5.88

Total from Investment Operations	(0.46)		3.19	7.64	(1.46)	(1.81)	5.96	(0.53)		2.74	6.96	(1.53)	(1.91)	5.56	(0.52)		2.74	6.96	(1.53)	(1.91)	5.56

Less Distributions:
Distributions from net realized gains	(1.56)		—	—	(1.59)	(2.95)	—	(1.56)		—	—	(1.59)	(2.95)	—	(1.56)		—	—	(1.59)	(2.95)	—

Net asset value, end of period	$30.17		$32.19	$29.00	$21.36	$24.41	$29.17	$27.60		$29.69	$26.95	$19.99	$23.11	$27.97	$27.62		$29.70	$26.96	$20.00	$23.12	$27.98

Total Return (%) (b)	(1.89	)(c)	11.00	25.68	2.61	(20.96)	36.68	(2.27	)(c)	10.17	34.82	(7.72)	(7.10)	24.81	(2.27	)(c)	10.16	34.79	(7.72)	(7.10)	24.80

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.30	(a)(d)	1.33	1.30	1.30	1.30	1.30	2.05	(a)(d)	2.08	2.05	2.05	2.05	2.05	2.05	(a)(d)	2.08	2.05	2.05	2.05	2.05
Without expenses waived/recovered (%)	1.26	(d)	1.33	1.42	1.34	1.33	1.30	2.01	(d)	2.08	2.17	2.09	2.08	2.05	2.01	(d)	2.08	2.17	2.09	2.08	2.05
Net investment income (loss) to average daily net assets (%)	(0.41	)(d)	(0.50)	(0.83)	0.06	(0.42)	(0.44)	(1.15	)(d)	(1.26)	(1.58)	(0.64)	(1.17)	(1.19)	(1.15	)(d)	(1.26)	(1.58)	(0.66)	(1.17)	(1.18)
Portfolio turnover rate (%)	30		59	45	54	85	85	30		59	45	54	85	85	30		59	45	54	85	85
Net assets, end of period ($ millions)	206		182	111	83	92	107	13		15	14	10	10	10	83		78	57	43	44	51

*	Per share amounts have been calculated using the monthly average share method.
(a)	The six-month period ended April 30, 2005 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — Value Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31					For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31					For the Six- Month Period Ended April 30, 2005 (unaudited)		For the Fiscal Years Ended October 31
			2004	2003	2002	2001	2000			2004	2003	2002	2001	2000			2004	2003	2002	2001	2000
Net asset value, beginning of period	$17.58		$16.00	$13.43	$16.99	$20.49	$18.33	$17.10		$15.62	$13.15	$16.70	$20.16	$18.06	$17.10		$15.62	$13.16	$16.69	$20.16	$18.06

Income from Investment Operations:
Net investment income (loss)	0.09		0.18	0.14	0.10	0.19	0.21	0.01		0.05	0.04	(0.02)	0.02	0.07	0.02		0.05	0.04	(0.02)	0.04	0.07
Net realized and unrealized gain on investments	1.12		1.54	2.50	(3.59)	(2.42)	2.48	1.10		1.49	2.43	(3.53)	(2.35)	2.45	1.10		1.49	2.42	(3.51)	(2.38)	2.45

Total from Investment Operations	1.21		1.72	2.64	(3.49)	(2.23)	2.69	1.11		1.54	2.47	(3.55)	(2.33)	2.52	1.12		1.54	2.46	(3.53)	(2.34)	2.52

Less Distributions:
Dividends from net investment income	(0.16)		(0.14)	(0.07)	(0.07)	(0.30)	(0.11)	(0.04)		(0.06)	—	—	(0.16)	—	(0.04)		(0.06)	—	—	(0.16)	—
Distributions from net realized gains	—		—	—	—	(0.97)	(0.42)	—		—	—	—	(0.97)	(0.42)	—		—	—	—	(0.97)	(0.42)

Total Distributions	(0.16)		(0.14)	(0.07)	(0.07)	(1.27)	(0.53)	(0.04)		(0.06)	—	—	(1.13)	(0.42)	(0.04)		(0.06)	—	—	(1.13)	(0.42)

Net asset value, end of period	$18.63		$17.58	$16.00	$13.43	$16.99	$20.49	$18.17		$17.10	$15.62	$13.15	$16.70	$20.16	$18.18		$17.10	$15.62	$13.16	$16.69	$20.16

Total Return (%) (a)	6.90	(b)	10.78	19.78	(20.63)	(11.57)	15.13	6.48	(b)	9.90	18.78	(21.16)	(12.21)	14.28	6.54	(b)	9.90	18.69	(21.15)	(12.26)	14.28

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.45	(c)	1.45	1.45	1.45	1.45	1.45	2.20	(c)	2.20	2.20	2.20	2.20	2.20	2.20	(c)	2.20	2.20	2.20	2.20	2.20
Without expenses waived (%)	1.85	(c)	1.85	2.04	1.72	1.69	1.72	2.60	(c)	2.60	2.79	2.47	2.44	2.47	2.60	(c)	2.60	2.79	2.47	2.44	2.47
Net investment income (loss) to average daily net assets (%)	0.92	(c)	1.03	1.02	0.60	0.94	1.14	0.16	(c)	0.27	0.29	(0.14)	0.11	0.40	0.17	(c)	0.29	0.27	(0.15)	0.18	0.40
Portfolio turnover rate (%)	6		9	123	66	76	95	6		9	123	66	76	95	6		9	123	66	76	95
Net assets, end of period ($ millions)	14		14	11	10	13	13	4		3	3	2	2	1	18		17	12	10	13	12

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

Note 1:	Significant Accounting Policies. Heritage Series Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in six series, the Diversified Growth Fund, the Growth Equity Fund, the International Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund and the Value Equity Fund (each, a “Fund” and collectively, the “Funds”). The Diversified Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The International Equity Fund primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Mid Cap Stock Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with medium market capitalization. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A and Class C shares. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, where a maximum sales charge is waived, may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Effective February 1, 2004, Class B shares were not available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class B shares were sold and are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies:

Security Valuation: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Effective March 9, 2004, the International Equity Fund began using an independent source to fair value securities based on methods approved by the Board of Trustees. Securities that are quoted in a foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the International Equity Fund calculates its daily net asset value per share. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

Foreign Currency Transactions: The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Equity Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Contracts: The International Equity Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Index Futures Contracts: The Value Equity Fund uses index futures contracts to a limited extent. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Futures contracts are valued at their quoted daily settlement prices by the board of trade or exchange by which they are traded. The Fund is required to maintain margin deposits through which it buys and sells futures contracts or writes future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures position declines so that a fund has market exposure on such contract, the broker will require the Fund to deposit variation margin. If the value of an open futures position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the Fund. The aggregate principal amounts of the contracts are not recorded in the financial statements. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized futures gains (losses). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 2:	Fund Shares. At April 30, 2005, there were an unlimited number of shares of beneficial interest of no par value authorized.

Diversified Growth Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,247,223	$32,572,899	29,286	$727,408	262,682	$6,516,954
Shares issued on reinvestment of distributions	149,383	3,912,348	35,477	880,550	129,075	3,203,643
Shares redeemed	(361,885)	(9,463,286)	(117,841)	(2,928,804)	(322,963)	(8,001,433)

Net increase (decrease)	1,034,721	$27,021,961	(53,078)	$(1,320,846)	68,794	$1,719,164

Shares outstanding:
Beginning of period	3,163,073		901,333		2,713,930

End of period	4,197,794		848,255		2,782,724

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,283,804	$32,301,743	86,265	$2,062,627	830,552	$20,082,605
Shares redeemed	(614,553)	(15,465,892)	(132,499)	(3,195,043)	(396,125)	(9,541,973)

Net increase (decrease)	669,251	$16,835,851	(46,234)	$(1,132,416)	434,427	$10,540,632

Shares outstanding:
Beginning of fiscal year	2,493,822		947,567		2,279,503

End of fiscal year	3,163,073		901,333		2,713,930

Growth Equity Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	247,051	$6,372,772	1,275	$30,254	44,462	$1,053,850
Shares redeemed	(1,338,736)	(34,644,578)	(254,252)	(6,062,495)	(1,133,709)	(27,054,448)

Net decrease	(1,091,685)	$(28,271,806)	(252,977)	$(6,032,241)	(1,089,247)	$(26,000,598)

Shares outstanding:
Beginning of period	4,154,569		1,015,289		3,024,739

End of period	3,062,884		762,312		1,935,492

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,440,408	$38,560,709	35,833	$887,618	416,191	$10,299,687
Shares issued on reinvestment of distributions	322,124	8,816,532	162,348	4,125,251	238,173	6,049,594
Shares redeemed	(3,963,192)	(101,362,002)	(375,412)	(8,855,776)	(1,487,218)	(34,964,155)

Net decrease	(2,200,660)	$(53,984,761)	(177,231)	$(3,842,907)	(832,854)	$(18,614,874)

Shares outstanding:
Beginning of fiscal year	6,355,229		1,192,520		3,857,593

End of fiscal year	4,154,569		1,015,289		3,024,739

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

International Equity Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	523,755	$12,074,618	52,048	$1,123,007	588,515	$12,811,709
Shares issued on reinvestment of distributions	18,455	426,865	915	19,946	21,264	463,338
Shares redeemed	(291,204)	(6,700,617)	(4,054)	(87,953)	(245,797)	(5,302,805)

Net increase	251,006	$5,800,866	48,909	$1,055,000	363,982	$7,972,242

Shares outstanding:
Beginning of period	1,364,660		102,618		2,409,049

End of period	1,615,666		151,527		2,773,031

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	822,448	$16,156,244	35,518	$652,816	1,115,397	$20,359,090
Shares issued on reinvestment of distributions	9,797	187,619	310	5,596	6,788	122,733
Shares redeemed	(737,793)	(14,265,252)	(14,489)	(266,500)	(266,565)	(4,902,753)

Net increase	94,452	$2,078,611	21,339	$391,912	855,620	$15,579,070

Shares outstanding:
Beginning of fiscal year	1,270,208		81,279		1,553,429

End of fiscal year	1,364,660		102,618		2,409,049

Mid Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,574,112	$170,296,773	68,736	$1,674,225	1,708,961	$41,736,883
Shares redeemed	(1,671,609)	(43,307,620)	(159,325)	(3,887,814)	(661,028)	(16,167,690)

Net increase (decrease)	4,902,503	$126,989,153	(90,589)	$(2,213,589)	1,047,933	$25,569,193

Shares outstanding:
Beginning of period	15,071,424		2,500,497		9,249,897

End of period	19,973,927		2,409,908		10,297,830

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,380,370	$173,167,713	212,929	$4,593,048	3,165,821	$69,748,380
Shares redeemed	(2,332,922)	(54,047,340)	(267,117)	(5,835,738)	(1,135,325)	(24,950,029)

Net increase (decrease)	5,047,448	$119,120,373	(54,188)	$(1,242,690)	2,030,496	$44,798,351

Shares outstanding:
Beginning of fiscal year	10,023,976		2,554,685		7,219,401

End of fiscal year	15,071,424		2,500,497		9,249,897

Small Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,092,813	$69,124,994	11,785	$360,491	463,741	$13,961,671
Shares issued on reinvestment of distributions	265,169	8,840,746	24,233	741,274	132,386	4,052,329
Shares redeemed	(1,178,165)	(38,330,681)	(51,607)	(1,545,759)	(212,596)	(6,341,095)

Net increase (decrease)	1,179,817	$39,635,059	(15,589)	$(443,994)	383,531	$11,672,905

Shares outstanding:
Beginning of period	5,657,530		503,849		2,639,082

End of period	6,837,347		488,260		3,022,613

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,543,574	$81,326,669	58,779	$1,676,185	831,936	$24,201,478
Shares redeemed	(717,885)	(22,488,981)	(61,671)	(1,789,357)	(292,791)	(8,517,179)

Net increase (decrease)	1,825,689	$58,837,688	(2,892)	$(113,172)	539,145	$15,684,299

Shares outstanding:
Beginning of fiscal year	3,831,841		506,741		2,099,937

End of fiscal year	5,657,530		503,849		2,639,082

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Value Equity Fund

Transactions in Class A, B and C Shares of the Fund during the six-month period ended April 30, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	58,592	$1,094,095	9,585	$176,201	71,329	$1,307,276
Shares issued on reinvestment of distributions	6,296	117,354	396	7,229	2,022	36,876
Shares redeemed	(85,379)	(1,600,917)	(13,731)	(253,659)	(93,788)	(1,720,578)

Net decrease	(20,491)	$(389,468)	(3,750)	$(70,229)	(20,437)	$(376,426)

Shares outstanding:
Beginning of period	774,604		196,923		1,015,953

End of period	754,113		193,173		995,516

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	219,801	$3,721,729	38,172	$635,457	396,294	$6,449,332
Shares issued on reinvestment of distributions	5,582	91,539	715	11,478	3,571	57,354
Shares redeemed	(157,192)	(2,666,029)	(28,085)	(469,493)	(125,147)	(2,092,015)

Net increase	68,191	$1,147,239	10,802	$177,442	274,718	$4,414,671

Shares outstanding:
Beginning of fiscal year	706,413		186,121		741,235

End of fiscal year	774,604		196,923		1,015,953

Note 3:	Purchases and Sales of Securities. For the six-month period ended April 30, 2005, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Investment Securities
	Purchases	Sales
Diversified Growth Fund	$65,602,488	$54,169,687
Growth Equity Fund	117,089,915	176,533,054
International Equity Fund	47,984,423	33,264,926
Mid Cap Stock Fund	700,628,507	528,469,185
Small Cap Stock Fund	126,980,732	87,774,541
Value Equity Fund	2,026,230	2,266,206

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Trust’s Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Funds agreed to pay to the Manager the following annual fee as a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly. When average daily net assets exceed the Fund’s respective break point, the management fee is reduced to the subsequent management fee on those assets greater than the break point.

	Management Fee	Break Point
Diversified Growth Fund	1.00%	First $50 million
	0.75%	$50 million to $500 million
	0.70%	$500 million to $1 billion
	0.65%	Over $1 billion
Growth Equity Fund	0.75%	First $1 billion
	0.70%	Over $1 billion
International Equity Fund	1.00%	First $100 million
	0.80%	$100 million to $1 billion
	0.70%	Over $1 billion
Mid Cap Stock Fund	0.75%	First $500 million
	0.70%	$500 million to $1 billion
	0.65%	Over $1 billion
Small Cap Stock Fund	1.00%	First $50 million
	0.75%	Over $50 million
Value Equity Fund	0.75%	First $500 million
	0.70%	Over $500 million

The Manager contractually waived its management fee and, if necessary, reimbursed each Fund to the extent that Class A, B and C shares annual operating expenses exceed that Fund’s average daily net assets attributable to that class for the 2005 fiscal year as follows:

	Class A Shares	Class B and Class C Shares
Diversified Growth Fund	1.60%	2.35%
Growth Equity Fund	1.35%	2.10%
International Equity Fund	1.78%	2.53%
Mid Cap Stock Fund	1.45%	2.20%
Small Cap Stock Fund	1.40%	2.15%
Value Equity Fund	1.45%	2.20%

If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal years ending October 31, 2007, 2006 and 2005, respectively, each Fund may be required to pay the Manager a portion or all of the waived management fees for the following funds in the amount indicated:

	2007	2006	2005
Growth Equity Fund	$31,137	$—	$—
International Equity Fund	146,302	255,378	202,753
Small Cap Stock Fund	—	—	176,172
Value Equity Fund	72,705	131,340	129,328

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Management fees of $66,000 were recovered from the Small Cap Stock Fund for the six-month period ended April 30, 2005. For the same period, no other management fees were recovered in any of the other funds in the Trust.

The Manager entered into a subadvisory agreement with Julius Baer Investment Management Inc. (“Julius Baer”) to provide to the International Equity Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager.

The Manager entered into a subadvisory agreement with Dreman Value Management, LLC (“Dreman”) to provide to the Value Equity Fund investment advice, portfolio management services (including the placement of brokerage orders), and certain compliance and other services for a fee payable by the Manager. Eagle Asset Management, Inc. (“Eagle”), serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

The Manager has entered into agreements with Eagle (with respect to Diversified Growth Fund, Growth Equity Fund, Mid Cap Stock Fund and Value Equity Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services (including the placement of brokerage orders), and certain compliance and other services for a fee payable by the Manager equal to 0.50% of the Fund’s average daily net assets without regard to any reduction due to the imposition of expense limitations.

Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay Raymond James & Associates, Inc. (the “Distributor”) a fee pursuant to the Class A shares Distribution Plan of up to 0.35% of the average daily net assets. However, at the present time the Board of Trustees has authorized payments of only 0.25% of average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase the Class B shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

The Manager also is the Fund Accountant and Shareholder Servicing Agent for Diversified Growth Fund, Growth Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund, and Value Equity Fund. In addition, the Manager is the Shareholder Servicing Agent for International Equity Fund. For providing Shareholder Servicing and Fund Accounting Services the Manager is reimbursed for expenses incurred plus an additional amount up to 10%.

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Income Trust, investment companies that also are advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $23,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each of the Heritage Mutual Funds. In addition, each independent Trustee that serves on the Audit Committee or Compliance Committee will receive $500 for attendance at their respective meeting (in person or telephonic). The Lead Independent Trustee, the Audit Committee Chair, and the Compliance Committee Chair each will receive an annual retainer of $2,500 in addition to meeting fees. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Total front-end and contingent deferred sales charges received by the Distributor for the six-month period ended April 30, 2005, were as follows:

	Front-end Sales Charge	Contingent Deferred Sales Charge
	Class A Shares	Class A Shares	Class B Shares	Class C Shares
Diversified Growth Fund	$57,451	$34	$20,334	$4,678
Growth Equity Fund	19,840	141	55,736	4,274
International Equity Fund	71,581	—	1,373	2,478
Mid Cap Stock Fund	589,476	3,259	70,880	15,461
Small Cap Stock Fund	289,291	171	12,034	5,202
Value Equity Fund	14,316	—	2,320	1,278

The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

Total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to the Distributor for the six-month period ended April 30, 2005 were as follows:

	Total Agency Brokerage Commissions	Paid To Raymond James & Associates, Inc.
Diversified Growth Fund	$202,338	$4,220
Growth Equity Fund	398,993	—
International Equity Fund	140,517	7,667
Mid Cap Stock Fund	1,645,916	35,725
Small Cap Stock Fund	482,820	19,154
Value Equity Fund	3,416	—

Note 5:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Diversified Growth Fund:

For the fiscal year ended October 31, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $2,020,182, decreased (debited) accumulated net realized gain $602,988, and decreased (debited) paid in capital $1,417,194. Capital loss carryforwards in the amount of $1,441,711 were utilized in the fiscal year ended October 31, 2004.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Growth Equity Fund:

For the fiscal year ended October 31, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss and wash sales and capital loss carryforwards (from merger), the Fund increased (credited) accumulated net investment loss $2,157,111, increased (credited) paid in capital $4,150,121, and decreased (debited) net undistributed realized loss $6,307,232. The Fund has net tax basis capital loss carryforwards of $112,006,617. Capital loss carryforwards of $18,659,106 were utilized in the fiscal year ended October 31, 2004. Capital loss carryforwards in the amount of $54,691,256, $57,002,642, and $312,719 may be applied to any net taxable gains until their expiration dates in 2009, 2010 and 2011, respectively.

International Equity Fund:

For the fiscal year ended October 31, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency losses and investments in passive foreign investment companies, the Fund increased (credited) undistributed net investment income and decreased (debited) accumulated net realized loss $1,272,473. The Fund has net tax basis capital loss carryforwards of $275,104 which may be applied to any net taxable gains until their expiration dates in 2010. Capital loss carryforwards of $6,759,722 were utilized in the fiscal year ended October 31, 2004.

Mid Cap Stock Fund:

For the fiscal year ended October 31, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $5,063,671. The Fund has net tax basis capital loss carryforwards of $4,601,400 which may be applied against any realized net taxable gains until its expiration date of October 31, 2010. Capital loss carryforwards of $42,693,522 were utilized in the fiscal year ended October 31, 2004.

Small Cap Stock Fund:

For the fiscal year ended October 31, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $1,707,839, and decreased (debited) accumulated net realized gain $810 and paid in capital $1,707,029. Capital loss carryforwards of $3,846,459 were utilized in the fiscal year ended October 31, 2004.

Value Equity Fund:

The Fund has net tax basis capital loss carryforward of $7,028,352. Capital loss carryforwards of 704,443 were utilized in the fiscal year ended October 31, 2004. Capital loss carryforwards in the amount of $5,176,376 and $1,851,976 may be applied to any net taxable gains until their expiration dates in 2010 and 2011, respectively.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

For income tax purposes, distributions paid during the fiscal years ended October 31, 2004 and 2003 were as follows:

	Ordinary Income		Long-Term Capital Gains
	2004	2003	2004	2003
Diversified Growth Fund	$—	$—	$—	$—
Growth Equity Fund	—	—	—	—
International Equity Fund	347,295	—	—	—
Mid Cap Stock Fund	—	—	—	—
Small Cap Stock Fund	—	—	—	—
Value Equity Fund	169,975	51,972	—	—

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards
Diversified Growth Fund	$—	$8,421,888	$—
Growth Equity Fund	—	—	(188,871,524)
International Equity Fund	980,538	—	(275,104)
Mid Cap Stock Fund	—	—	(4,601,400)
Small Cap Stock Fund	—	15,012,179	—
Value Equity Fund	145,349	—	(7,028,352)

Heritage Series Trust

Descriptions of Indices

Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index): An index, with dividends reinvested, representative of the securities markets of twenty developed market countries in Europe, Australasia and the Far East.

Russell 1000® Index: Measures the performance of the 1,000 largest companies in the Russell 3000® Index, representative of the U.S. large capitalization securities market.

Russell 2000® Index: Measures the performance of the 2,000 smallest companies in the Russell 3000® Index, representative of the U.S. small capitalization securities market.

Russell 1000® Growth Index: Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Russell 1000® Value Index: Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values, representative of U.S. securities exhibiting value characteristics.

Russell 2000® Growth Index: Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Russell 2000® Value Index: Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values, representative of U.S. securities exhibiting value characteristics.

Russell Midcap® Index: Measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. As of May 28, 2004, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion.

Russell Midcap® Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap® Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index): is an unmanaged index of 500 widely-held large stocks that are considered representative of the U.S. stock market.

Standard & Poor’s MidCap 400 Index: is an unmanaged index consisting of 400 mid-sized domestic companies chosen for market size, liquidity and industry group representation.

Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Principal Financial Officer of Heritage Series Trust have concluded that such disclosure controls and procedures are effective as of June 28, 2005.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) of Heritage Series Trust that occurred during the second fiscal quarter that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE SERIES TRUST

Date: June 28, 2005

/s/ K.C. Clark
K.C. Clark Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 28, 2005

/s/ K.C. Clark
K.C. Clark Executive Vice President and Principal Executive Officer

Date: June 28, 2005

/s/ Andrea N. Mullins
Andrea N. Mullins Principal Financial Officer and Treasurer